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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-02864

                             Pioneer Bond Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  June 30


Date of reporting period:  July 1, 2009 through June 30, 2010


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


Pioneer Bond Fund
--------------------------------------------------------------------------------
Annual Report | June 30, 2010
--------------------------------------------------------------------------------

Ticker Symbols:
Class A   PIOBX
Class B   PBOBX
Class C   PCYBX
Class R   PBFRX
Class Y   PICYX
Class Z   PIBZX


[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               16

Schedule of Investments                                                       18

Financial Statements                                                          52

Notes to Financial Statements                                                 62

Report of Independent Registered Public Accounting Firm                       71

Trustees, Officers and Service Providers                                      73


                               Pioneer Bond Fund | Annual Report | 6/30/10     1

President's Letter


Dear Shareowner,

Stock and bond markets around the globe have begun to recover over the past year from one of their most tumultuous periods in history. This is a welcome relief, and we are generally optimistic about the prospects for the economy going forward. Still, challenges remain. Unemployment is high; consumer demand and loan growth are weak; and housing has not returned to normal.

At Pioneer, we have long advocated the benefits of investing for the long term. This strategy has generally performed well for many investors. Those who remained invested in the market during the downturn have most likely seen their portfolios start to recover over the past year, as the Dow Jones Industrial Average climbed back from the depressed levels we saw in early 2009. Many bond investors have similarly seen a strong rebound, with a broad-based recovery occurring across many different fixed-income asset classes. The riskiest asset classes, such as high-yield bonds, outperformed other fixed-income asset classes during most of 2009.

At Pioneer, we are not changing the approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we see potential opportunities for making money in many corners of the markets around the globe, it takes research and experience to separate solid investment opportunities from speculation.

Following this difficult period, many investors are rethinking their approach to investing and risk management. Some are questioning whether the basic investment principles they were taught in the past are still useful in today's markets. Complicating matters is that financial markets remain unpredictable. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.


2  Pioneer Bond Fund | Annual Report | 6/30/10

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.



Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                               Pioneer Bond Fund | Annual Report | 6/30/10     3

Portfolio Management Discussion | 6/30/10

The domestic fixed-income market delivered solid, positive returns for the 12 months ended June 30, 2010, led by the strong performance of corporate securities, which rebounded from the distressed price levels to which they had fallen in late 2008 and early 2009. In the following interview, Kenneth J. Taubes discusses the factors that influenced the performance of Pioneer Bond Fund during the 12-month period. Mr. Taubes, Executive Vice President and Chief Investment Officer at Pioneer Investments, is responsible for the daily management of the Fund.

Q  How did the Fund perform during the 12 months ended June 30, 2010?

A Pioneer Bond Fund Class A shares generated a total return of 14.71% at net asset level over the 12 months ended June 30, 2010, compared with a return of 9.50% for the Fund's benchmark, the Barclays Capital Aggregate Bond Index (the Barclays Index). Over the same period, the average return of the 134 funds in Lipper's Corporate Debt, A-rated category, was 13.45%. On June 30, 2010, at the end of the fiscal year, the Fund's 30-day SEC yield on Class A shares was 4.51%.

Q What were the principal factors affecting the Fund's strong relative performance during the 12 months ended June 30, 2010?

A Corporate bonds and non-government asset-backed securities produced strong gains over the full 12 months ended June 30, 2010, even after underperforming late in the period when new concerns arose about the strength of the economic recovery. Low-yielding Treasuries and government agency securities lagged the performance of higher-credit-risk bonds offering greater yield, as for most of the period investors anticipated that a strengthening economy would boost corporate profits. The Fund's strong performance relative to the benchmark Barclays Index was the result of underweight positions in Treasury and government agency securities and a greater emphasis on corporate bonds and non-agency mortgage-backed securities, most of which rose in value as the yield spreads between corporate debt and government debt tightened. In addition, the Fund benefited from very good security selection in its corporate debt and non-agency holdings. The Fund's yield-curve positioning also supported results, as a heavy weighting in intermediate-term securities paid off when the yield curve steepened and yields of longer-term securities declined less than those of intermediate-term debt.

   The Fund's results were achieved during a period when investors' worst fears about an economic collapse receded and bond prices reflected a spreading belief that the economy would enjoy modest growth. The Federal


4  Pioneer Bond Fund | Annual Report | 6/30/10

   Reserve Board (the Fed) kept short-term lending rates at near historically low levels, which resulted in very low yields offered by investments such as money market funds, bank deposit accounts and certificates of deposit. Those low-yielding alternatives encouraged investors to seek out alternatives offering more current income, such as corporate bonds, which were positioned to benefit from a recovering economy.

Q  How was the Fund positioned over the 12 months ended June 30, 2010?

A In light of our view that the economy would recover and business conditions would improve, we overweighted the Fund to corporate debt and non-agency mortgage-backed securities. We thought Treasuries and government agency debt were priced relatively expensively and so we de-emphasized them. At the end of the fiscal year, on June 30, 2010, approximately 35% of Fund assets were invested in investment-grade debt with BBB or A ratings, and 16.3% of assets were invested in high-yield, lower-rated corporate debt. While 39% of total Fund assets were invested in pass-through securities, such as mortgage-backed debt, much of that was allocated to non-agency mortgages and asset-backed securities. At June 30, 2010, the portfolio's effective duration, which is a measure of price sensitivity to interest-rate changes, was 4.09 years.

Q What individual investments most affected the Fund's performance during the 12 months ended June 30, 2010?

A Security selection had a very positive impact on overall performance during the period, especially in some of the Fund's investments in the debt of companies that were able to strengthen their financial balance sheets and lower their overall indebtedness. The Fund's investment in securities issued by Forest City Enterprises, a corporation engaged in commercial and residential real estate, gained in value as the economy improved and the company was able to stabilize its capital structure. The asset-backed securities of the Domino's Pizza chain also appreciated as the corporation bought back and retired some of its existing debt. In addition, securities issued by Lear, an automotive component manufacturer, bounced back in value as the automobile industry rebounded at the same time the company succeeded in restructuring its finances.

   Nevertheless, the Fund did have some holdings that produced disappointing results. An investment in securities backed by Local Insight Regatta Holdings, which produces the yellow pages in phone directories, declined in value as investors worried that the yellow-page business was losing market share to internet-based media. In addition, the debt of commercial real estate lender CIT performed poorly over the 12-month period, despite recovering somewhat late in the Fund's fiscal year.


                               Pioneer Bond Fund | Annual Report | 6/30/10     5

Q  What is your investment outlook?

A We are cautious. As we look ahead to the second half of 2010, short-term interest rates remain about as low as they can be expected to go, with overnight lending rates approaching zero and the 5-year Treasury yielding just 1.8%.We believe Treasury securities offer very little investment value, even in a period of positive economic growth. Nevertheless, investors remain apprehensive about the direction of the economy and Treasuries do have some appeal to those concerned primarily about preserving value.

   We continue to overweight the Fund to corporate bonds, especially as the economy appears to continue to expand, even though the pace of the recovery may be slowing. To be sure, we are watching economic trends very carefully. Investors remain worried about the predictability of corporate earnings and only small gains in the overall employment picture appear to have discouraged expectations of a robust economic revival in the near term. Moreover, there also is some uncertainty about the effects of tighter financial regulations and the risk that higher Federal income taxes could raise the cost of doing business, which would likely take money out of the economy. In addition, investors also are uncertain about the potential fall-outs from the debt crisis in Europe.

   On the positive side, there are many reasons to retain confidence in the corporate bond sector. Corporations, in general, have been managing their finances very prudently and keeping their overall debt levels under control, encouraging expectations that they will be able to meet their obligations, particularly in an expanding economy. We expect to continue to emphasize corporate debt, although we are watching conditions carefully and continuing to pay very close attention to individual security selection.

Please refer to the Schedule of Investments on pages 18-51 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The securities issued by U.S. Government sponsored entities (i.e., Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. Government. The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may


6 Pioneer Bond Fund | Annual Report | 6/30/10 increase or decrease more than other fixed-income securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes.


                               Pioneer Bond Fund | Annual Report | 6/30/10     7

Portfolio Summary | 6/30/10

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                    38.2%
U.S. Government Securities              22.9%
Collateralized Mortgage Obligations     17.4%
Senior Secured Loans                     7.5%
Asset Backed Securities                  5.7%
Temporary Cash Investments               5.1%
Preferred Stocks                         1.4%
Municipal Bonds                          1.0%
Convertible Corporate Bonds              0.6%
U.S. Common Stocks                       0.1%
Foreign Government Bonds                 0.1%


Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

A                                       11.9%
AA                                       3.5%
AAA                                      1.7%
BBB                                     23.0%
BB                                       9.8%
B & Lower                                6.5%
Commercial Paper                         1.9%
Treasury/Agency                         41.7%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

    1.    Federal National Mortgage Association, 5.0%, 7/1/39              2.15%
--------------------------------------------------------------------------------
    2.    U.S. Treasury Bonds, 2.75%, 2/15/19                              1.82
--------------------------------------------------------------------------------
    3.    U.S. Treasury Notes, 4.625%, 2/15/40                             1.01
--------------------------------------------------------------------------------
    4.    U.S. Treasury Notes, 4.5%, 8/15/39                               0.81
--------------------------------------------------------------------------------
    5.    U.S. Treasury Notes, 4.5%, 5/15/38                               0.76
--------------------------------------------------------------------------------
    6.    Wachovia Bank Commercial Mortgage Trust, 4.368%, 8/15/41         0.73
--------------------------------------------------------------------------------
    7.    Goldman Sachs Capital, Floating Rate Note, 12/29/49              0.68
--------------------------------------------------------------------------------
    8.    U.S. Treasury Notes, 4.5%, 2/15/36                               0.66
--------------------------------------------------------------------------------
    9.    U.S. Treasury Notes, 4.25%, 5/15/39                              0.66
--------------------------------------------------------------------------------
   10.    Forest City Enterprises, Inc., 7.0%, 12/31/49                    0.61
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8  Pioneer Bond Fund | Annual Report | 6/30/10

Prices and Distributions | 6/30/10

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Class                                 6/30/10                      6/30/09
--------------------------------------------------------------------------------
       A                                     $ 9.44                       $ 8.63
--------------------------------------------------------------------------------
       B                                     $ 9.38                       $ 8.58
--------------------------------------------------------------------------------
       C                                     $ 9.34                       $ 8.54
--------------------------------------------------------------------------------
       R                                     $ 9.52                       $ 8.71
--------------------------------------------------------------------------------
       Y                                     $ 9.36                       $ 8.55
--------------------------------------------------------------------------------
       Z                                     $ 9.46                       $ 8.67
--------------------------------------------------------------------------------

Distributions per Share: 7/1/09-6/30/10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Net Investment         Short-Term        Long-Term
      Class           Income             Capital Gains      Capital Gains
--------------------------------------------------------------------------------
       A               $ 0.4374              $ --              $ --
--------------------------------------------------------------------------------
       B               $ 0.3398              $ --              $ --
--------------------------------------------------------------------------------
       C               $ 0.3479              $ --              $ --
--------------------------------------------------------------------------------
       R               $ 0.4051              $ --              $ --
--------------------------------------------------------------------------------
       Y               $ 0.4542              $ --              $ --
--------------------------------------------------------------------------------
       Z               $ 0.4596              $ --              $ --
--------------------------------------------------------------------------------



                               Pioneer Bond Fund | Annual Report | 6/30/10     9

Performance Update | 6/30/10                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund at public offering price, compared to that of the Barclays Capital Aggregate Bond Index.

 Average Annual Total Returns
 (As of June 30, 2010)
--------------------------------------------------------------------------------
                                         Net Asset       Public Offering
 Period                                  Value (NAV)     Price (POP)
--------------------------------------------------------------------------------
 10 Years                                 6.74%          6.25%
 5 Years                                  5.48           4.52
 1 Year                                  14.71           9.51
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated November 1, 2009)
--------------------------------------------------------------------------------
                                         Gross           Net
--------------------------------------------------------------------------------
                                          1.09%          0.85%
--------------------------------------------------------------------------------

  [THE FOLLOWING DATA WAS REPRESENTED AS A MTN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                                   Barclays
                                         Pioneer               Capital Aggregate
                                        Bond Fund                 Bond Index
                                        ---------                 ----------
6/00                                       9550                     10000
                                          10571                     11123
6/02                                      11369                     12082
                                          12663                     13339
6/04                                      13040                     13382
                                          14038                     14292
6/06                                      13863                     14177
                                          14599                     15044
6/08                                      15568                     16116
                                          15980                     17091
6/10                                      18330                     18714


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2013, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Barclays Capital Aggregate Bond Index is a measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


10  Pioneer Bond Fund | Annual Report | 6/30/10

Performance Update | 6/30/10                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund, compared to that of the Barclays Capital Aggregate Bond Index.


Average Annual Total Returns
(As of June 30, 2010)
--------------------------------------------------------------------------------
                                          If         If
Period                                    Held       Redeemed
--------------------------------------------------------------------------------
10 Years                                   5.77%     5.77%
5 Years                                    4.45      4.45
1 Year                                    13.47      9.47
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated November 1, 2009)
--------------------------------------------------------------------------------
                                          Gross      Net
--------------------------------------------------------------------------------
                                           1.99%     1.90%
--------------------------------------------------------------------------------


  [THE FOLLOWING DATA WAS REPRESENTED AS A MTN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                                   Barclays
                                         Pioneer               Capital Aggregate
                                        Bond Fund                 Bond Index
                                        ---------                 ----------
6/00                                      10000                     10000
                                          10971                     11123
6/02                                      11715                     12082
                                          12938                     13339
6/04                                      13202                     13382
                                          14089                     14292
6/06                                      13787                     14177
                                          14375                     15044
6/08                                      15194                     16116
                                          15440                     17091
6/10                                      17519                     18714


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus.
Note: Shares purchased prior to December 1, 2004, remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2011, for Class B shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Barclays Capital Aggregate Bond Index is a measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


                              Pioneer Bond Fund | Annual Report | 6/30/10     11

Performance Update | 6/30/10                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund, compared to that of the Barclays Capital Aggregate Bond Index.


 Average Annual Total Returns
 (As of June 30, 2010)
--------------------------------------------------------------------------------
                                         If             If
 Period                                  Held           Redeemed
--------------------------------------------------------------------------------
 10 Years                                 5.75%         5.75%
 5 Years                                  4.54          4.54
 1 Year                                  13.63         13.63
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated November 1, 2009)
--------------------------------------------------------------------------------
                                         Gross         Net
--------------------------------------------------------------------------------
                                          1.83%         1.83%
--------------------------------------------------------------------------------

  [THE FOLLOWING DATA WAS REPRESENTED AS A MTN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                                   Barclays
                                         Pioneer               Capital Aggregate
                                        Bond Fund                 Bond Index
                                        ---------                 ----------
6/00                                      10000                     10000
                                          10946                     11123
6/02                                      11662                     12082
                                          12860                     13339
6/04                                      13132                     13382
                                          14009                     14292
6/06                                      13717                     14177
                                          14320                     15044
6/08                                      15149                     16116
                                          15395                     17091
6/10                                      17493                     18714


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance shown for Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through November 1, 2011, for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Barclays Capital Aggregate Bond Index is a measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


12  Pioneer Bond Fund | Annual Report | 6/30/10

Performance Update | 6/30/10                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund, compared to that of the Barclays Capital Aggregate Bond Index.


 Average Annual Total Returns
 (As of June 30, 2010)
--------------------------------------------------------------------------------
                                          If           If
 Period                                   Held         Redeemed
--------------------------------------------------------------------------------
 10 Years                                  6.40%        6.40%
 5 Years                                   5.13         5.13
 1 Year                                   14.18        14.18
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated November 1, 2009)
--------------------------------------------------------------------------------
                                          Gross         Net
--------------------------------------------------------------------------------
                                           1.30%        1.25%
--------------------------------------------------------------------------------


  [THE FOLLOWING DATA WAS REPRESENTED AS A MTN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                                   Barclays
                                         Pioneer               Capital Aggregate
                                        Bond Fund                 Bond Index
                                        ---------                 ----------
6/00                                      10000                     10000
                                          11015                     11123
6/02                                      11788                     12082
                                          13084                     13339
6/04                                      13502                     13382
                                          14483                     14292
6/06                                      14276                     14177
                                          14996                     15044
6/08                                      15919                     16116
                                          16293                     17091
6/10                                      18603                     18714

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on April 1, 2003, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period after April 1, 2003, the actual performance of Class R shares is reflected. The performance shown for Class R shares does not reflect the 1% CDSC that was in effect prior to July 1, 2004. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2011, for Class R shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Barclays Capital Aggregate Bond Index is a measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


                              Pioneer Bond Fund | Annual Report | 6/30/10     13

Performance Update | 6/30/10                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund, compared to that of the Barclays Capital Aggregate Bond Index.


 Average Annual Total Returns
 (As of June 30, 2010)
--------------------------------------------------------------------------------
                                         If         If
 Period                                  Held       Redeemed
--------------------------------------------------------------------------------
 10 Years                                 7.09%      7.09%
 5 Years                                  5.83       5.83
 1 Year                                  15.06      15.06
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated November 1, 2009)
--------------------------------------------------------------------------------
                                         Gross      Net
--------------------------------------------------------------------------------
                                          0.64%      0.64%
--------------------------------------------------------------------------------



  [THE FOLLOWING DATA WAS REPRESENTED AS A MTN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                                   Barclays
                                         Pioneer               Capital Aggregate
                                        Bond Fund                 Bond Index
                                        ---------                 ----------
6/00                                      10000                     10000
                                          11070                     11123
6/02                                      11945                     12082
                                          13363                     13339
6/04                                      13827                     13382
                                          14943                     14292
6/06                                      14827                     14177
                                          15665                     15044
6/08                                      16748                     16116
                                          17242                     17091
6/10                                      19839                     18714


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of the Fund's Class Y shares on September 20, 2001, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than that shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through June 1, 2012, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Barclays Capital Aggregate Bond Index is a measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


14  Pioneer Bond Fund | Annual Report | 6/30/10

Performance Update | 6/30/10                                      Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund, compared to that of the Barclays Capital Aggregate Bond Index.


 Average Annual Total Returns
 (As of June 30, 2010)
--------------------------------------------------------------------------------
                                           If         If
 Period                                    Held       Redeemed
--------------------------------------------------------------------------------
 10 Years                                   6.74%      6.74%
 5 Years                                    5.49       5.49
 1 Year                                    14.68      14.68
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated November 1, 2009)
--------------------------------------------------------------------------------
                                           Gross      Net
--------------------------------------------------------------------------------
                                            0.67%      0.65%
--------------------------------------------------------------------------------

  [THE FOLLOWING DATA WAS REPRESENTED AS A MTN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                                   Barclays
                                         Pioneer               Capital Aggregate
                                        Bond Fund                 Bond Index
                                        ---------                 ----------
6/00                                      10000                     10000
                                          11070                     11123
6/02                                      11906                     12082
                                          13261                     13339
6/04                                      13656                     13382
                                          14701                     14292
6/06                                      14517                     14177
                                          15137                     15044
6/08                                      16194                     16116
                                          16748                     17091
6/10                                      19206                     18714


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of Class Z shares on July 6, 2007, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception on July 6, 2007 would have been higher than that shown. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2013, for Class Z shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Barclays Capital Aggregate Bond Index is a measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


                              Pioneer Bond Fund | Annual Report | 6/30/10     15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond Fund

Based on actual returns from January 1, 2010 through June 30, 2010.

---------------------------------------------------------------------------------------------------------------------
 Share Class                    A               B               C               R               Y               Z
---------------------------------------------------------------------------------------------------------------------
 Beginning Account          $1,000.00       $1,000.00       $1,000.00       $1,000.00       $1,000.00       $1,000.00
 Value on 1/1/10
---------------------------------------------------------------------------------------------------------------------
 Ending Account Value       $1,147.10       $1,134.70       $1,136.30       $1,141.80       $1,150.60       $1,146.80
 (after expenses)
 on 6/30/10
---------------------------------------------------------------------------------------------------------------------
 Expenses Paid                  $4.34           $9.66           $9.11           $6.37           $3.11           $3.21
 During Period*
---------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.85%, 1.90%, 1.79%, 1.25%, 0.61%, and 0.63% for Class A, Class B, Class C, Class R, Class Y, and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


16  Pioneer Bond Fund | Annual Report | 6/30/10

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Bond Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2010 through June 30, 2010.

---------------------------------------------------------------------------------------------------------------------------
 Share Class                    A               B               C               R               Y               Z
---------------------------------------------------------------------------------------------------------------------------
 Beginning Account          $1,000.00       $1,000.00       $1,000.00       $1,000.00       $1,000.00       $1,000.00
 Value on 1/1/10
---------------------------------------------------------------------------------------------------------------------------
 Ending Account Value       $1,020.58       $1,015.37       $1,015.92       $1,018.60       $1,021.77       $1,021.67
 (after expenses)
 on 6/30/10
---------------------------------------------------------------------------------------------------------------------------
 Expenses Paid                  $4.26           $9.49           $8.95           $6.26           $3.06           $3.16
 During Period*
---------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.85%, 1.90%, 1.79%, 1.25%, 0.61%, and 0.63% for Class A, Class B, Class C, Class R, Class Y, and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


                              Pioneer Bond Fund | Annual Report | 6/30/10     17

Schedule of Investments | 6/30/10

------------------------------------------------------------------------------------------------------
                Floating        S&P/Moody's
Principal       Rate (d)        Ratings
Amount ($)      (unaudited)     (unaudited)                                             Value
------------------------------------------------------------------------------------------------------
                                              CONVERTIBLE CORPORATE BONDS -- 0.6%
                                              ENERGY -- 0.3%
                                              Coal & Consumable Fuels -- 0.2%
  2,680,000                          BB-/NR   Massey Energy Co., 3.25%, 8/1/15          $    2,227,750
------------------------------------------------------------------------------------------------------
                                              Oil & Gas Drilling -- 0.1%
  1,275,000                       BBB+/Baa2   Transocean Sedco, 1.625%, 12/15/37 (b)    $    1,235,156
                                                                                        --------------
                                              Total Energy                              $    3,462,906
------------------------------------------------------------------------------------------------------
                                              HEALTH CARE EQUIPMENT & SERVICES -- 0.2%
                                              Health Care Services -- 0.2%
  2,570,000                           B+/B1   Omnicare, Inc., 3.25%, 12/15/35           $    2,126,675
                                                                                        --------------
                                              Total Health Care Equipment & Services    $    2,126,675
------------------------------------------------------------------------------------------------------
                                              BANKS -- 0.1%
                                              Regional Banks -- 0.1%
  2,100,000                            A/A3   National City Corp., 4.0%, 2/1/11         $    2,115,750
                                                                                        --------------
                                              Total Banks                               $    2,115,750
------------------------------------------------------------------------------------------------------
                                              TOTAL CONVERTIBLE CORPORATE BONDS
                                              (Cost $6,424,198)                         $    7,705,331
------------------------------------------------------------------------------------------------------
Shares
------------------------------------------------------------------------------------------------------
                                              PREFERRED STOCKS -- 1.3%
                                              BANKS -- 0.2%
                                              Diversified Banks -- 0.2%
      4,000           7.19                    U.S. Bancorp, Floating Rate Note,
                                              12/31/99 (Perpetual)*                     $    2,932,750
                                                                                        --------------
                                              Total Banks                               $    2,932,750
------------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 0.3%
                                              Diversified Financial Services -- 0.3%
      4,600                                   Bank of America Corp., 7.25%, 12/31/49    $    4,176,800
                                                                                        --------------
                                              Total Diversified Financials              $    4,176,800
------------------------------------------------------------------------------------------------------
                                              INSURANCE -- 0.2%
                                              Life & Health Insurance -- 0.2%
    153,800                                   Delphi Financial Group, 7.376%, 5/15/37   $    3,037,550
                                                                                        --------------
                                              Total Insurance                           $    3,037,550
------------------------------------------------------------------------------------------------------
                                              REAL ESTATE -- 0.6%
                                              Real Estate Operating Companies -- 0.6%
    150,400                                   Forest City Enterprises, Inc.,
                                              7.0%, 12/31/49*                           $    7,510,600
                                                                                        --------------
                                              Total Real Estate                         $    7,510,600
------------------------------------------------------------------------------------------------------
                                              TOTAL PREFERRED STOCKS
                                              (Cost $17,876,850)                        $   17,657,700
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


18  Pioneer Bond Fund | Annual Report | 6/30/10

----------------------------------------------------------------------------------------------------
             Floating         S&P/Moody's
             Rate (d)         Ratings
Shares       (unaudited)      (unaudited)                                             Value
----------------------------------------------------------------------------------------------------
                                            COMMON STOCKS -- 0.1%
                                            AUTOMOBILES & COMPONENTS -- 0.1%
                                            Auto Parts & Equipment -- 0.1%
     19,050                                 Lear Corp.*                               $    1,261,110
                                                                                      --------------
                                            Total Automobiles & Components            $    1,261,110
----------------------------------------------------------------------------------------------------
                                            TOTAL COMMON STOCKS
                                            (Cost $765,117)                           $    1,261,110
----------------------------------------------------------------------------------------------------
Principal
Amount ($)
----------------------------------------------------------------------------------------------------
                                            ASSET BACKED SECURITIES -- 5.9%
                                            MATERIALS -- 0.1%
                                            Steel -- 0.1%
  1,488,737         0.55          AAA/Aaa   Ameriquest Mortgage Securities, Floating
                                            Rate Note, 5/25/35                        $    1,449,647
                                                                                      --------------
                                            Total Materials                           $    1,449,647
----------------------------------------------------------------------------------------------------
                                            CONSUMER SERVICES -- 1.2%
                                            Restaurants -- 1.2%
  2,895,000                     BBB-/Baa3   Dominos Pizza Master Issuer LLC,
                                            5.261%, 4/25/37                           $    2,674,863
  5,325,000                        BB/Aaa   Dominos Pizza Master Issuer LLC,
                                            7.629%, 4/25/37                                4,661,401
  3,100,000                      BB+/Baa3   Dunkin Brands Master Finance LLC,
                                            5.779%, 6/20/31                                3,020,454
  4,535,000                       BB-/Ba3   Dunkin Brands Master Finance LLC,
                                            8.28%, 6/20/31 (144A)                          4,151,793
                                                                                      --------------
                                                                                      $   14,508,511
                                                                                      --------------
                                            Total Consumer Services                   $   14,508,511
----------------------------------------------------------------------------------------------------
                                            BANKS -- 3.3%
                                            Diversified Banks -- 0.1%
  1,722,625         0.44          AAA/Aa1   Wells Fargo Home Equity, Floating Rate
                                            Note, 4/25/37                             $    1,650,957
----------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- 3.2%
    737,339         0.40         AAA/Baa1   Carrington Mortgage Loan Trust, Floating
                                            Rate Note, 1/25/37                        $      701,315
  2,150,000         0.33             A/B3   Carrington Mortgage Loan Trust, Floating
                                            Rate Note, 10/25/36                            1,660,277
    476,130         0.84           AA/Aa1   Carrington Mortgage Loan Trust, Floating
                                            Rate Note, 2/25/35                               470,278
    592,800         0.75         AAA/Baa3   Carrington Mortgage Loan Trust, Floating
                                            Rate Note, 9/25/35                               520,486
  1,133,200         5.94           AAA/B1   Citicorp Residential Mortgage, Floating
                                            Rate Note, 7/25/36                             1,061,677

The accompanying notes are an integral part of these financial statements.


                              Pioneer Bond Fund | Annual Report | 6/30/10     19

-------------------------------------------------------------------------------------------------------
              Floating            S&P/Moody's
Principal     Rate (d)            Ratings
Amount ($)    (unaudited)         (unaudited)                                            Value
-------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- (continued)
  1,096,797                        BBB/Baa3  Citigroup Mortgage Loan Trust,
                                             0.34606%, 1/25/37                           $    1,042,732
    378,199          0.45           AAA/Aa3  Citigroup Mortgage Loan Trust, Floating
                                             Rate Note, 10/25/36                                373,343
  1,470,000          0.76           AA+/Aa1  Citigroup Mortgage Loan Trust, Floating
                                             Rate Note, 7/25/35                               1,381,394
  1,234,991          0.50            B/Caa1  CMLTI 2006-WFH2 A2A, Floating Rate
                                             Note, 8/25/36                                      882,967
  1,692,193          0.97           AA+/Aa1  Countrywide Asset-Backed Certificates,
                                             Floating Rate Note, 1/25/35                      1,613,842
  2,575,000          0.74            AA+/A3  Countrywide Asset-Backed Certificates,
                                             Floating Rate Note, 11/25/35                     2,247,782
  3,007,886          5.07           AAA/Ba2  Countrywide Asset-Backed Certificates,
                                             Floating Rate Note, 12/25/35                     2,944,083
  1,047,000          0.65           AA+/Aa2  Countrywide Asset-Backed Certificates,
                                             Floating Rate Note, 8/25/35                        927,246
  1,843,718          0.77           AA+/Aa1  Countrywide Asset-Backed Certificates,
                                             Floating Rate Note, 8/25/35                      1,796,810
  2,625,402          5.56            AAA/A2  CRMSI 2006-2 A3, Floating Rate Note,
                                             9/25/36                                          2,633,354
  2,163,110                         AAA/Aaa  FBR Securitization Trust,
                                             2.76188%, 9/25/35                                2,024,924
    754,999          0.89           AAA/Aaa  First Franklin Mortgage Loan Asset-Backed
                                             Certificate, Floating Rate Note, 9/24/34           698,818
  1,909,340          0.63            AAA/NR  First Franklin Mortgage Loan Asset-Backed
                                             Certificate, Floating Rate Note, 10/25/35        1,839,873
  1,091,523          0.46              A/A2  Fremont Home Loan Trust, Floating Rate
                                             Note, 2/25/36                                    1,064,261
    156,970          0.61           AAA/Aa2  GSAMP Trust, Floating Rate Note,
                                             11/25/35                                           154,420
    741,065          0.78              A/A2  GSAMP Trust, Floating Rate Note,
                                             3/25/35                                            701,126
    470,589          0.72           AAA/Aaa  GSAMP Trust, Floating Rate Note,
                                             8/25/36                                            454,320
  1,260,657          0.73           AAA/Aa1  GSAMP Trust, Floating Rate Note,
                                             9/25/35                                          1,215,477
  4,984,394                         BB/Baa3  Local Insight Media Finance LLC,
                                             5.88%, 10/23/37                                  2,841,104
    580,273          0.39           AAA/Aaa  Morgan Stanley ABS Capital, Inc., Floating
                                             Rate Note, 10/25/36                                573,399
    639,577          0.41              B/A2  Morgan Stanley ABS Capital, Inc., Floating
                                             Rate Note, 12/25/36                                596,121
  1,722,636                          BB-/A2  Morgan Stanley Home Equity Loan,
                                             0.28125%, 12/25/36                               1,666,024
  1,283,274          0.45            BB-/A2  Morgan Stanley Home Equity Loan,
                                             Floating Rate Note, 4/25/37                      1,190,904

The accompanying notes are an integral part of these financial statements.


20  Pioneer Bond Fund | Annual Report | 6/30/10

------------------------------------------------------------------------------------------------------
             Floating         S&P/Moody's
Principal    Rate (d)         Ratings
Amount ($)   (unaudited)      (unaudited)                                              Value
------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- (continued)
    112,403                        A-/Aa2    Morgan Stanley IXIS Real Estate,
                                             1.445%, 11/25/36                          $      110,304
    729,020         0.47            A/Aaa    Option One Mortgage Loan Trust, Floating
                                             Rate Note, 2/25/38                               708,617
    292,755         0.44         BBB+/Aa2    Option One Mortgage Loan Trust, Floating
                                             Rate Note, 5/25/37                               280,831
  1,500,000         0.67           AA+/A3    RASC 2005-KS7 M1, Floating Rate Note,
                                             8/25/35                                        1,184,117
  1,674,586         0.60          BB/Baa1    SASC 2007-BC4 A3, Floating Rate Note,
                                             11/25/37                                       1,562,869
  1,397,027                       BB-/Ba3    Saxon Asset Securities,
                                             0.34594%, 11/25/36                             1,314,309
                                                                                       --------------
                                                                                       $   40,439,404
                                                                                       --------------
                                             Total Banks                               $   42,090,361
------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 1.3%
                                             Consumer Finance -- 0.0%
    321,855                       BBB-/A2    Indymac Residential Asset Backed
                                             Securities, 0.32375%, 7/25/37             $      318,941
------------------------------------------------------------------------------------------------------
                                             Diversified Financial Services -- 0.4%
    408,536         0.79           AA/Aa2    Asset Backed Securities Corp., Floating
                                             Rate Note, 4/25/35                        $      390,705
  1,344,346                         AA/NR    DT Auto Owner Trust, 5.92%, 10/15/15           1,345,777
    482,037         0.59          AAA/Aaa    JPMorgan Mortgage Acquisition, Floating
                                             Rate Note, 12/25/35                              439,880
  3,300,000         0.84           AA-/A3    Long Beach Mortgage Loan Trust, Floating
                                             Rate Note, 4/25/35                             2,901,938
                                                                                       --------------
                                                                                       $    5,078,300
------------------------------------------------------------------------------------------------------
                                             Specialized Finance -- 0.9%
    661,670         0.65           AA+/NR    ARSI 2005-W4 A2C, Floating Rate Note,
                                             2/25/36                                   $      645,915
  3,169,186         5.32          NR/Baa1    Irwin Home Equity Corp., Floating Rate
                                             Note, 6/25/35                                  3,029,831
    573,834                       AA+/Aa1    Master Asset Backed Securities Trust,
                                             0.67375%, 5/25/35                                547,946
    908,073         0.70          AAA/Aaa    New Century Home Equity Loan, Floating
                                             Rate Note, 3/25/35                               871,337
  4,994,639         0.82          AA+/Aa3    Nomura Home Equity Loan, Inc., Floating
                                             Rate Note, 5/25/35                             4,787,761
    126,788         0.47          AAA/Aa2    Nomura Home Equity Trust, Floating Rate
                                             Note, 3/25/36                                    125,659

The accompanying notes are an integral part of these financial statements.


                              Pioneer Bond Fund | Annual Report | 6/30/10     21

----------------------------------------------------------------------------------------------------
            Floating          S&P/Moody's
Principal   Rate (d)          Ratings
Amount ($)  (unaudited)       (unaudited)                                             Value
----------------------------------------------------------------------------------------------------
                                             Specialized Finance -- (continued)
    900,000        0.63           AAA/Aaa    SLMA 2004-10 A6B, Floating Rate Note,
                                             4/27/26                                  $      872,100
                                                                                      --------------
                                                                                      $   10,880,549
                                                                                      --------------
                                             Total Diversified Financials             $   16,277,790
----------------------------------------------------------------------------------------------------
                                             TOTAL ASSET BACKED SECURITIES
                                             (Cost $77,127,439)                       $   74,326,309
----------------------------------------------------------------------------------------------------
                                             COLLATERALIZED MORTGAGE OBLIGATIONS -- 17.9%
                                             MATERIALS -- 0.5%
                                             Forest Products -- 0.5%
  1,435,000                        AA/Aa3    T SRAR 2006-1 B, 5.7467%, 10/15/36       $    1,496,984
  4,470,000                       AAA/Aa1    TSTAR 2006-1A A, 5.668%, 10/15/36             4,867,613
                                                                                      --------------
                                                                                      $    6,364,597
                                                                                      --------------
                                             Total Materials                          $    6,364,597
----------------------------------------------------------------------------------------------------
                                             BANKS -- 11.0%
                                             Thrifts & Mortgage Finance -- 11.0%
  3,460,941                        NR/Aaa    Banc of America Alternative Loan Trust,
                                             5.0%, 7/25/19                            $    3,514,904
  2,700,394                        NR/Aaa    Banc of America Alternative Loan Trust,
                                             5.5%, 9/25/33                                 2,821,528
  3,088,302                           A/A    Banc of America Funding Corp.,
                                             0.4013%, 9/25/36                              2,918,446
  1,526,066                        AAA/NR    Banc of America Funding Corp.,
                                             5.5%, 1/25/36                                 1,517,575
  1,778,689                       AAA/Aaa    Bayview Commercial Asset Trust,
                                             0.67375%, 4/25/34                             1,444,689
  3,100,000        5.00           AAA/Aa1    BCAP LLC 2006-RR1 PB, Floating Rate
                                             Note, 11/25/36                                3,119,651
    922,000                       AAA/Aa2    BCAP LLC Trust, 5.0%, 11/25/36                  939,377
  4,307,062                       AAA/Aaa    Bear Stearns Adjustable Rate Mortgage,
                                             4.754%, 10/25/33                              4,417,958
  2,207,705        2.56           AAA/Aaa    Bear Stearns Adjustable Rate Mortgage,
                                             Floating Rate Note, 8/25/33                   2,216,773
  1,586,357                        NR/Aaa    Chase Commercial Mortgage Securities
                                             Corp., 6.275%, 2/12/16                        1,626,380
  1,307,717                       AAA/Aaa    Chase Mortgage Finance Corp.,
                                             5.0%, 10/25/33                                1,349,288
  2,963,072                        NR/Ba3    Chase Mortgage Finance Corp.,
                                             5.5%, 5/25/35                                 2,893,715
  2,680,147                      CCC/Caa1    Chase Mortgage Finance Corp.,
                                             5.5%, 5/25/37                                 2,516,819
  2,287,685                       AAA/Aaa    Citigroup Commercial Mortgage,
                                             4.639%, 5/15/43                               2,335,682

The accompanying notes are an integral part of these financial statements.


22  Pioneer Bond Fund | Annual Report | 6/30/10

----------------------------------------------------------------------------------------------------
             Floating            S&P/Moody's
Principal    Rate (d)            Ratings
Amount ($)   (unaudited)         (unaudited)                                             Value
----------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage Finance -- (continued)
  1,053,429                           NR/Aaa  Citigroup Commercial Mortgage,
                                              5.273%, 10/15/49                           $  1,070,616
  1,068,172                          AAA/AAA  Countrywide Alternative Loan Trust,
                                              5.0%, 7/25/18                                 1,091,239
  2,624,539                           AAA/A1  Countrywide Alternative Loan Trust,
                                              5.0%, 8/25/19                                 2,657,716
  1,072,000                          AAA/Aa2  Countrywide Alternative Loan Trust,
                                              5.125%, 3/25/34                               1,071,893
  1,774,493                          AAA/Aa1  Countrywide Alternative Loan Trust,
                                              5.5%, 4/25/34                                 1,772,411
  6,916,783                           BBB/NR  Countrywide Alternative Loan Trust,
                                              5.5%, 4/25/35                                 4,310,601
  2,083,230                           B-/Ba1  Countrywide Home Loan Mortgage,
                                              4.5%, 9/25/35                                 1,593,259
    504,610                            NR/B2  CWHL 2005-16 A22, 5.5%, 9/25/35                 482,077
    180,948                           NR/Aaa  DLJ Commercial Mortgage Corp.,
                                              7.18%, 11/10/33                                 180,871
    662,492                          AAA/Aaa  Downey Savings & Loan, 0.83625%,
                                              7/19/44                                         484,190
  3,375,000                          AAA/Aaa  GMAC Commercial Mortgage Securities,
                                              Inc., 4.864%, 12/10/41                        3,522,993
  2,572,030                          AAA/Aaa  GS Mortgage Securities Corp. II,
                                              7.12%, 11/18/29                               2,743,802
  1,209,438         0.75              NR/Aaa  Impac CMB Trust, Floating Rate Note,
                                              11/25/35                                        989,676
    360,184         1.15             AAA/Aaa  Impac Securities Assets Corp., Floating
                                              Rate Note, 11/25/34                             315,282
  1,510,009         0.70             AAA/Aaa  Impac Securities Assets Corp., Floating
                                              Rate Note, 5/25/36                            1,226,820
  1,750,000                          AAA/Aaa  JPMCC 2002-C3 B, 5.146%, 7/12/35              1,804,163
    189,285                          AAA/Aaa  JPMorgan Chase Commercial Mortgage,
                                              4.79%, 10/15/42                                 189,183
  2,600,000                          AAA/Aaa  JPMorgan Mortgage Trust, 4.5%, 8/25/19        2,644,598
  3,336,111                          AAA/Aa3  JPMorgan Mortgage Trust, 6.0%, 8/25/34        3,404,525
  5,298,455                          AAA/Aaa  LB-UBS Commercial Mortgage,
                                              6.51%, 12/15/26                               5,334,920
  2,179,352                           BB+/B3  Master Adjustable Rate Mortgage,
                                              5.194229%, 1/25/35                            1,895,222
  2,225,423                           AAA/NR  Master Alternative Loans Trust,
                                              4.5%, 1/25/15                                 2,182,435
  1,616,202                            AA/NR  Master Alternative Loans Trust,
                                              5.5%, 10/25/19                                1,634,435
  3,046,421                           AAA/NR  Master Alternative Loans Trust,
                                              5.5%, 2/25/35                                 2,993,471

The accompanying notes are an integral part of these financial statements.


                              Pioneer Bond Fund | Annual Report | 6/30/10     23

----------------------------------------------------------------------------------------------------
              Floating           S&P/Moody's
Principal     Rate (d)           Ratings
Amount ($)    (unaudited)        (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage Finance -- (continued)
  4,145,566                          AAA/AAA  Master Alternative Loans Trust,
                                              6.0%, 7/25/34                               $  4,043,055
  1,191,504                          AAA/Aaa  Master Asset Securitization Trust,
                                              5.5%, 11/25/33                                 1,231,820
    634,660                          AAA/Aaa  Merrill Lynch Mortgage Trust,
                                              4.556%, 6/12/43                                  634,296
  2,800,000          5.44            AAA/Aaa  Merrill Lynch/Countrywide Commercial
                                              Mortgage, Floating Rate Note, 3/12/11          2,843,370
  1,433,413                         BBB/Baa1  RAAC Series, 6.0%, 1/25/32                     1,444,652
  1,617,501                           CCC/B2  Residential Funding Mortgage Securities,
                                              5.5%, 11/25/35                                 1,453,317
  8,510,000          5.54              B+/B3  SASC 2007 BHC1 A1, Floating Rate Note,
                                              12/18/49                                       1,693,490
  2,890,000          5.58            CCC-/NR  SASC 2007 BHC1 A2, Floating Rate Note,
                                              12/18/49 (f)                                     232,963
  1,990,375          0.97            AAA/Aaa  Sequoia Mortgage Trust, Floating Rate
                                              Note, 9/20/33                                  1,745,801
  8,768,833                          AAA/Aaa  Wachovia Bank Commercial Mortgage
                                              Trust, 4.368%, 8/15/41                         8,970,489
    324,199                           AAA/NR  Wachovia Bank Commercial Mortgage
                                              Trust, 4.516%, 5/15/44                           324,121
  3,787,250                          AAA/Aaa  Wachovia Bank Commercial Mortgage
                                              Trust, 4.803%, 10/15/41                        3,927,266
  3,000,000                          AAA/Aaa  Wachovia Bank Commercial Mortgage
                                              Trust, 4.957%, 8/15/35                         3,037,839
940,994,744                          AAA/Aaa  Wachovia Bank Commercial Mortgage
                                              Trust, 0.015222%, 6/15/45                      1,494,958
  2,050,000                         AAA/Baa1  WAMU 2003-S1 A5, 5.5%, 4/25/33                 2,108,023
    809,852                            BB/NR  WAMU Mortgage Pass-Through Certificate,
                                              4.82069%, 9/25/35                                812,776
  2,463,073          0.58            AAA/Aa1  WAMU Mortgage Pass-Through Certificate,
                                              Floating Rate Note, 4/25/45                    1,903,724
  1,450,000                          AAA/Aaa  WBCMT 2003-C9 B, 5.109%, 12/15/35              1,371,344
  1,972,534                           AAA/A1  Wells Fargo Mortgage Backed Securities,
                                              5.0%, 11/25/36                                 2,054,986
  2,162,620                            NR/B2  Wells Fargo Mortgage Backed Securities,
                                              5.0%, 3/25/21                                  2,116,239
  1,159,556                          AAA/Aaa  Wells Fargo Mortgage Backed Securities,
                                              5.25%, 12/25/33                                1,187,208
  2,463,347                         AAA/Baa1  Wells Fargo Mortgage Backed Securities,
                                              5.5%, 5/25/35                                  2,481,455
    863,705          2.95            AAA/Aa1  Wells Fargo Mortgage Backed Securities,
                                              Floating Rate Note, 10/25/34                     857,585
    868,993          3.00            AAA/Aa1  Wells Fargo Mortgage Backed Securities,
                                              Floating Rate Note, 10/25/35                     852,254

The accompanying notes are an integral part of these financial statements.


24  Pioneer Bond Fund | Annual Report | 6/30/10

--------------------------------------------------------------------------------------------------------
              Floating         S&P/Moody's
Principal     Rate (d)         Ratings
Amount ($)    (unaudited)      (unaudited)                                                Value
--------------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage Finance -- (continued)
  1,019,981          4.52          AAA/Aaa    Wells Fargo Mortgage Backed Securities,
                                              Floating Rate Note, 11/25/33                $    1,039,712
    407,671          4.54          AAA/Aa1    Wells Fargo Mortgage Backed Securities,
                                              Floating Rate Note, 6/25/34                        401,898
  3,271,593          3.13          AAA/Aaa    Wells Fargo Mortgage Backed Securities,
                                              Floating Rate Note, 9/25/34                      3,245,161
  1,484,287          4.57          AAA/Aaa    WFMBS 2003-N-1A1, Floating Rate Note,
                                              12/25/33                                         1,498,656
  4,200,000          4.76          AAA/Aaa    WFMBS 2004-L A6, Floating Rate Note,
                                              7/25/34                                          4,287,717
                                                                                          --------------
                                                                                          $  138,525,358
                                                                                          --------------
                                              Total Banks                                 $  138,525,358
--------------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 3.3%
                                              Consumer Finance -- 0.1%
  1,802,143                        AAA/Aaa    GMAC Mortgage Corp. Loan Trust, 5.5%,
                                              11/25/33                                    $    1,886,375
--------------------------------------------------------------------------------------------------------
                                              Diversified Financial Services -- 2.7%
  4,314,692                         NR/Aaa    Banc of America Mortgage Securities,
                                              3.613991%, 11/25/33                         $    4,148,611
  3,300,000                         AAA/NR    Banc of America Mortgage Securities,
                                              5.0%, 8/25/33                                    3,308,719
    816,483                         AAA/NR    Banc of America Mortgage Securities,
                                              5.75%, 1/25/35                                     820,543
  2,777,303          2.94           NR/Ba3    Banc of America Mortgage Securities,
                                              Floating Rate Note, 5/25/35                      2,624,888
  1,392,514          5.12           AAA/NR    Banc of America Mortgage Securities,
                                              Floating Rate Note, 9/25/35                      1,396,434
  2,750,000                         NR/Ba2    Citicorp Mortgage Securities, 5.5%,
                                              4/25/35                                          2,748,083
  1,769,375                          NR/B1    CMSI 2006-1 3A1, 5.0%, 2/25/36                   1,674,102
  2,435,000                         NR/Aa2    Crown Castle Towers LLC, 5.362%,
                                              11/15/36                                         2,519,165
    296,757                        AAA/Aaa    First Horizon Mortgage Pass-Through Trust,
                                              5.0%, 3/25/18                                      306,654
  2,206,088                         CCC/NR    JPMorgan Alternative Loan Trust, 6.0%,
                                              3/25/36                                          1,584,580
    249,080                        AAA/Aaa    Morgan Stanley Capital I, 7.0%, 7/25/33            255,327
  1,658,373                       CCC/Caa3    RALI 2005-QA10 A41, 5.7412%,
                                              9/25/35                                          1,139,189
  1,691,895                         NR/Aa1    Residential Accredit Loans, Inc., 5.0%,
                                              3/25/19                                          1,706,299
  5,247,311                         NR/Aaa    Residential Accredit Loans, Inc., 5.0%,
                                              5/25/19                                          5,400,936

The accompanying notes are an integral part of these financial statements.


                              Pioneer Bond Fund | Annual Report | 6/30/10     25

-------------------------------------------------------------------------------------------------------
              Floating         S&P/Moody's
Principal     Rate (d)         Ratings
Amount ($)    (unaudited)      (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                              Diversified Financial Services -- (continued)
  2,615,400                         NR/Aaa    Residential Accredit Loans, Inc., 5.0%,
                                              8/25/18                                       $ 2,689,758
  1,099,123                          B-/B3    Residential Accredit Loans, Inc.,
                                              0.49875%, 5/25/47                                 565,107
    888,377                          NR/NR    Vericrest Opportunity Loan Trust, 4.25%,
                                              5/25/39                                           884,646
                                                                                           ------------
                                                                                           $ 33,773,041
-------------------------------------------------------------------------------------------------------
                                              Investment Banking & Brokerage -- 0.4%
  1,463,666                        AAA/Aaa    Banc of America Commercial Mortgage,
                                              Inc., 4.05%, 11/10/38                        $  1,483,545
  1,440,000                        AAA/Aaa    Banc of America Commercial Mortgage,
                                              Inc., 4.877%, 7/10/42                           1,508,113
  1,850,000          5.46           NR/Aaa    Bear Stearns Commercial Mortgage,
                                              Floating Rate Note, 4/12/38                     1,867,766
    132,372                         NR/Aaa    Morgan Stanley Dean Witter, 7.2%,
                                              10/15/33                                          132,467
                                                                                           ------------
                                                                                           $  4,991,891
-------------------------------------------------------------------------------------------------------
                                              Specialized Finance -- 0.1%
    881,864                         AAA/NR    CW Capital Cobalt, Ltd., 5.174%,
                                              8/15/48                                      $    920,925
                                                                                           ------------
                                              Total Diversified Financials                 $ 41,572,232
-------------------------------------------------------------------------------------------------------
                                              REAL ESTATE -- 1.0%
                                              Mortgage Real Estate Investment Trusts -- 1.0%
  2,857,945                        AAA/Aaa    Credit Suisse First Boston Mortgage
                                              Securities, 3.5%, 7/25/18                    $  2,766,977
    674,488                         AA/Aa2    Credit Suisse First Boston Mortgage
                                              Securities, 7.0%, 5/25/32                         416,702
  2,904,274          1.70          AA+/Aa2    Credit Suisse First Boston Mortgage
                                              Securities, Floating Rate Note, 12/25/33        2,766,443
  1,612,183          1.75           AA+/WR    Credit Suisse First Boston Mortgage
                                              Securities, Floating Rate Note, 8/25/33         1,505,785
  5,680,499                        AAA/Aaa    Credit Suisse First Boston, 6.51%,
                                              2/15/34                                         5,716,460
                                                                                           ------------
                                                                                           $ 13,172,367
                                                                                           ------------
                                              Total Real Estate                            $ 13,172,367
-------------------------------------------------------------------------------------------------------
                                              GOVERNMENT -- 2.1%
    919,589                        AAA/Aaa    Fannie Mae Remics, 0.58125%, 9/25/20         $    919,349
  2,700,000                          NR/NR    Fannie Mae Remics, 5.0%, 3/25/24                2,900,947
  5,000,000                          NR/NR    Fannie Mae Remics, 5.0%, 7/25/33                5,426,392
    313,108                        AAA/Aaa    Fannie Mae Remics, 5.69%, 1/25/32                 327,071
    254,920                        AAA/Aaa    Federal Home Loan Bank, 6.0%, 4/15/32             264,096

The accompanying notes are an integral part of these financial statements.


26  Pioneer Bond Fund | Annual Report | 6/30/10

-----------------------------------------------------------------------------------------------------
              Floating        S&P/Moody's
Principal     Rate (d)        Ratings
Amount ($)    (unaudited)     (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Government -- (continued)
      1,181                         NR/NR    Federal National Mortgage Association,
                                             10.3%, 4/25/19                            $        1,206
      7,751                         NR/NR    Federal National Mortgage Association,
                                             10.3%, 4/25/19                                     9,010
  3,400,000                       AAA/Aaa    FHR 3211 PB, 5.5%, 2/15/33                     3,613,545
  5,000,000                         NR/NR    Freddie Mac Remics, 5.0%, 6/15/33              5,398,209
  1,368,201                       AAA/Aaa    Freddie Mac, 5.0%, 8/15/35                     1,401,699
    752,610                       AAA/Aaa    Freddie Mac, 6.1%, 9/15/18                       752,340
 84,192,996          0.71           NR/NR    Government National Mortgage
                                             Association, Floating Rate Note,
                                             11/16/51                                       3,644,993
  1,402,457                        AAA/A2    GSR Mortgage Loan Trust,
                                             4.1408%, 6/25/34                               1,383,526
                                                                                       --------------
                                                                                       $   26,042,383
                                                                                       --------------
                                             Total Government                          $   26,042,383
-----------------------------------------------------------------------------------------------------
                                             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                             (Cost $233,972,590)                       $  225,676,937
-----------------------------------------------------------------------------------------------------
                                             CORPORATE BONDS -- 39.2%
                                             ENERGY -- 4.4%
                                             Integrated Oil & Gas -- 0.2%
  1,200,000                          A/A2    BP Capital Markets Plc,
                                             5.25%, 11/7/13 (b)                        $    1,103,107
    990,000                     BBB+/Baa1    Marathon Oil Corp., 5.9%, 3/15/18              1,092,612
     45,000                     BBB+/Baa2    Petro-Canada, 4.0%, 7/15/13                       47,172
                                                                                       --------------
                                                                                       $    2,242,891
-----------------------------------------------------------------------------------------------------
                                             Oil & Gas Drilling -- 0.3%
  5,150,000                     BBB+/Baa2    Transocean Sedco, 1.5%, 12/15/37          $    4,570,625
-----------------------------------------------------------------------------------------------------
                                             Oil & Gas Equipment & Services -- 0.3%
    900,000          3.62           NR/NR    Sevan Marine ASA, Floating Rate Note,
                                             5/14/13 (144A)                            $      720,000
  2,815,000                      BBB/Baa1    Weatherford International, Ltd.,
                                             9.625%, 3/1/19                                 3,389,798
                                                                                       --------------
                                                                                       $    4,109,798
-----------------------------------------------------------------------------------------------------
                                             Oil & Gas Exploration & Production -- 1.1%
  2,180,000                      BBB/Baa2    Canadian Natural Resource,
                                             5.9%, 2/1/18                              $    2,441,650
  1,020,000                        BB/Ba3    Chesapeake Energy Corp., 9.5%, 2/15/15         1,127,100
  2,292,000                         BB/B1    Denbury Resources, Inc., 8.25%, 2/15/20        2,395,140
    160,000                         BB/B1    Denbury Resources, Inc., 9.75%, 3/1/16           172,800
  1,730,115                       BBB+/NR    Gazprom International SA,
                                             7.201%, 2/1/20                                 1,786,344
    250,000                         B+/B3    Mariner Energy, Inc., 11.75%, 6/30/16            311,250

The accompanying notes are an integral part of these financial statements.


                              Pioneer Bond Fund | Annual Report | 6/30/10     27

--------------------------------------------------------------------------------------------------------
              Floating         S&P/Moody's
Principal     Rate (d)         Ratings
Amount ($)    (unaudited)      (unaudited)                                                Value
--------------------------------------------------------------------------------------------------------
                                              Oil & Gas Exploration & Production -- (continued)
  1,605,000                          A/Aa2    Ras Laffan Liquefied Natural Gas Co., Ltd.
                                              III, 5.832%, 9/30/16 (144A)                 $    1,726,178
    200,000                      BBB-/Baa2    TNK-BP Finance SA, 6.625%, 3/20/17                 197,000
  1,000,000                      BBB-/Baa2    TNK-BP Finance SA, 6.625%,
                                              3/20/17 (144A)                                     985,000
  2,080,000                      BBB-/Baa2    TNK-BP Finance SA, 7.5%,
                                              7/18/16 (144A)                                   2,152,800
  1,000,000                      BBB-/Baa2    TNK-BP Finance SA, 7.875%,
                                              3/13/18 (144A)                                   1,042,000
                                                                                          --------------
                                                                                          $   14,337,262
--------------------------------------------------------------------------------------------------------
                                              Oil & Gas Refining & Marketing -- 0.6%
  1,150,000                          B+/B1    Holly Energy Partners LP, 6.25%, 3/1/15     $    1,098,250
    100,000                           B/B2    Petroplus Finance, 7.0%,
                                              5/1/17 (144A) (b)                                   81,500
  2,475,000                       BBB/Baa2    Spectra Energy Capital, 6.2%, 4/15/18            2,743,107
  2,890,000                       BBB/Baa2    Valero Energy Corp., 9.375%, 3/15/19             3,500,619
                                                                                          --------------
                                                                                          $    7,423,476
--------------------------------------------------------------------------------------------------------
                                              Oil & Gas Storage & Transportation -- 1.9%
    435,000                      BBB-/Baa2    Boardwalk Pipelines LLC, 5.5%, 2/1/17       $      449,793
  1,535,000                       BBB/Baa2    Buckeye Partners LP, 6.05%, 1/15/18              1,697,147
  2,900,000                       BBB/Baa2    DCP Midstream, 9.75%, 3/15/19                    3,729,768
  3,250,000                       BBB/Baa2    Kinder Morgan Energy, 5.95%, 2/15/18             3,510,124
  1,450,000                      BBB-/Baa3    NGPL Pipeco LLC, 6.514%,
                                              12/15/12 (144A)                                  1,443,906
  3,500,000                      BBB-/Baa3    Plains All America Pipeline,
                                              6.125%, 1/15/17                                  3,799,138
  3,885,000                        BBB+/A3    Questar Pipeline Co., 5.83%, 2/1/18              4,383,826
  3,345,000                         BB/Ba1    Southern Union Co., 7.2%, 11/1/66                2,964,506
  1,500,000                       BBB/Baa2    Spectra Energy Capital LLC,
                                              6.75%, 7/15/18                                   1,681,008
                                                                                          --------------
                                                                                          $   23,659,216
                                                                                          --------------
                                              Total Energy                                $   56,343,268
--------------------------------------------------------------------------------------------------------
                                              MATERIALS -- 2.4%
                                              Aluminum -- 0.2%
  2,290,000                        B-/Caa1    Novelis, Inc., 7.25%, 2/15/15               $    2,209,850
--------------------------------------------------------------------------------------------------------
                                              Commodity Chemicals -- 0.1%
  1,700,000                          B+/B1    Nova Chemicals Corp., 8.375%, 11/1/16       $    1,691,500
--------------------------------------------------------------------------------------------------------
                                              Construction Materials -- 0.2%
  2,260,000          6.64            B-/NR    C8 Capital SPV, Ltd., Floating Rate Note,
                                              12/31/49                                    $    1,467,664
    475,000                       BBB/Baa2    Holcim, Ltd., 6.0%, 12/30/19 (144A)                506,713
                                                                                          --------------
                                                                                          $    1,974,377
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


28  Pioneer Bond Fund | Annual Report | 6/30/10

--------------------------------------------------------------------------------------------------------
              Floating         S&P/Moody's
Principal     Rate (d)         Ratings
Amount ($)    (unaudited)      (unaudited)                                                Value
--------------------------------------------------------------------------------------------------------
                                              Diversified Metals & Mining -- 0.6%
  1,865,000                       BBB/Baa1    Anglo American Capital Plc,
                                              9.375%, 4/8/14                              $    2,229,484
  2,725,000                      BBB+/Baa1    Rio Tinto Finance Plc, 8.95%, 5/1/14             3,305,251
  1,655,000                       BBB/Baa3    Teck Resources, Ltd., 10.25%, 5/15/16            1,952,900
                                                                                          --------------
                                                                                          $    7,487,635
--------------------------------------------------------------------------------------------------------
                                              Fertilizers & Agricultural Chemicals -- 0.5%
  4,368,000                       BBB/Baa2    Agrium, Inc., 6.75%, 1/15/19                $    5,066,487
  1,500,000                         BB+/B1    CF Industries Holdings, Inc.,
                                              6.875%, 5/1/18                                   1,526,250
     45,000                        A-/Baa1    Potash Corp. Saskatchewan,
                                              4.875%, 3/1/13                                      48,400
                                                                                          --------------
                                                                                          $    6,641,137
--------------------------------------------------------------------------------------------------------
                                              Specialty Chemicals -- 0.2%
  2,400,000                      BBB-/Baa3    Cytec Industries, Inc., 8.95%, 7/1/17       $    2,932,334
--------------------------------------------------------------------------------------------------------
                                              Steel -- 0.6%
  3,900,000                       BBB/Baa3    ArcelorMittal, 6.125%, 6/1/18               $    4,078,936
  2,805,000                      BBB-/Baa2    Commercial Metals Co., 7.35%, 8/15/18            2,944,159
                                                                                          --------------
                                                                                          $    7,023,095
                                                                                          --------------
                                              Total Materials                             $   29,959,928
--------------------------------------------------------------------------------------------------------
                                              CAPITAL GOODS -- 2.7%
                                              Aerospace & Defense -- 0.2%
  3,020,000                         BB/Ba2    Esterline Technology, 6.625%, 3/1/17        $    2,974,700
--------------------------------------------------------------------------------------------------------
                                              Building Products -- 0.4%
  2,225,000          6.72          B-/BBB-    C10 Capital SPV, Ltd., Floating Rate Note,
                                              12/31/49                                    $    1,447,919
  3,510,000                        BBB/Ba2    Masco Corp., 7.125%, 3/15/20                     3,408,161
                                                                                          --------------
                                                                                          $    4,856,080
--------------------------------------------------------------------------------------------------------
                                              Construction & Farm Machinery & Heavy Trucks -- 0.2%
  1,200,000                           A/A2    Caterpillar, Inc., 7.9%, 12/15/18 (b)       $    1,542,396
    910,000                       BBB/Baa3    Cummins, Inc., 6.75%, 2/15/27                      975,094
    600,000                          B-/B3    Oshkosh Corp., 8.5%, 3/1/20                        624,000
                                                                                          --------------
                                                                                          $    3,141,490
--------------------------------------------------------------------------------------------------------
                                              Electrical Components & Equipment -- 0.4%
  2,665,000                         BB/Ba2    Anixter International Corp.,
                                              5.95%, 3/1/15                               $    2,541,744
  2,670,000                         B+/Ba2    Belden CDT, Inc., 7.0%, 3/15/17                  2,579,888
                                                                                          --------------
                                                                                          $    5,121,632
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                              Pioneer Bond Fund | Annual Report | 6/30/10     29

------------------------------------------------------------------------------------------------------
              Floating         S&P/Moody's
Principal     Rate (d)         Ratings
Amount ($)    (unaudited)      (unaudited)                                              Value
------------------------------------------------------------------------------------------------------
                                              Industrial Conglomerates -- 0.3%
  2,950,000                      BBB-/Baa2    Tyco Electronics Group SA,
                                              6.55%, 10/1/17                            $    3,387,815
    525,000                        A-/Baa1    Tyco International Finance SA,
                                              8.5%, 1/15/19                                    678,670
                                                                                        --------------
                                                                                        $    4,066,485
------------------------------------------------------------------------------------------------------
                                              Industrial Machinery -- 0.4%
  2,150,000                      BBB+/Baa1    Ingersoll-Rand Global Holding,
                                              9.5%, 4/15/14                             $    2,663,820
  1,810,000                       BBB-/Ba1    Valmont Industries, Inc.,
                                              6.625%, 4/20/20                                1,854,879
                                                                                        --------------
                                                                                        $    4,518,699
------------------------------------------------------------------------------------------------------
                                              Trading Companies & Distributors -- 0.8%
    495,000                        BB-/Ba2    Ace Hardware Corp., 9.125%,
                                              6/1/16 (144A)                             $      518,513
  5,660,000                      BBB+/Baa1    GATX Financial Corp., 6.0%, 2/15/18 (b)        6,027,589
  3,450,000                      BBB-/Baa2    Glencore Funding LLC, 6.0%,
                                              4/15/14 (144A)                                 3,450,638
                                                                                        --------------
                                                                                        $    9,996,740
                                                                                        --------------
                                              Total Capital Goods                       $   34,675,826
------------------------------------------------------------------------------------------------------
                                              COMMERCIAL SERVICES & SUPPLIES -- 0.3%
                                              Office Services & Supplies -- 0.3%
  3,110,000                           A/A1    Pitney Bowes, Inc., 5.6%, 3/15/18         $    3,468,661
                                                                                        --------------
                                              Total Commercial Services & Supplies      $    3,468,661
------------------------------------------------------------------------------------------------------
                                              TRANSPORTATION -- 1.0%
                                              Airlines -- 0.1%
    799,825                      BBB+/Baa2    Southwest Airlines Co., 7.67%, 1/2/14     $      833,178
------------------------------------------------------------------------------------------------------
                                              Railroads -- 0.9%
  2,140,000                        BBB+/A3    Burlington Northern Santa Fe Corp.,
                                              5.75%, 3/15/18                            $    2,403,443
  3,400,000                         BB-/B2    Kansas City Southern Mexico,
                                              7.625%, 12/1/13                                3,468,000
  5,125,000                       BBB/Baa2    Union Pacific Corp., 5.7%, 8/15/18             5,740,969
                                                                                        --------------
                                                                                        $   11,612,412
                                                                                        --------------
                                              Total Transportation                      $   12,445,590
------------------------------------------------------------------------------------------------------
                                              AUTOMOBILES & COMPONENTS -- 0.1%
                                              Automobile Manufacturers -- 0.1%
    655,000                      BBB-/Baa3    Hyundai Motor Manufacturers,
                                              4.5%, 4/15/15                             $      649,550
                                                                                        --------------
                                              Total Automobiles & Components            $      649,550
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


30  Pioneer Bond Fund | Annual Report | 6/30/10

------------------------------------------------------------------------------------------------------
              Floating         S&P/Moody's
Principal     Rate (d)         Ratings
Amount ($)    (unaudited)      (unaudited)                                              Value
------------------------------------------------------------------------------------------------------
                                              CONSUMER DURABLES & APPAREL -- 0.4%
                                              Household Appliances -- 0.4%
  4,235,000                      BBB-/Baa3    Whirlpool Corp., 5.5%, 3/1/13             $    4,535,893
                                                                                        --------------
                                              Total Consumer Durables & Apparel         $    4,535,893
------------------------------------------------------------------------------------------------------
                                              CONSUMER SERVICES -- 0.8%
                                              Casinos & Gaming -- 0.0%
  1,160,000                           D/WR    Station Casinos, Inc.,
                                              6.625%, 3/15/18 (e)                       $          870
------------------------------------------------------------------------------------------------------
                                              Education Services -- 0.7%
  2,160,000                        AAA/Aaa    Leland Stanford Junior University,
                                              4.75%, 5/1/19                             $    2,353,039
  2,470,000                        AAA/Aaa    President & Fellows of Harvard,
                                              3.7%, 4/1/13                                   2,615,928
  3,095,000                        AAA/Aaa    President & Fellows of Harvard,
                                              6.3%, 10/1/37                                  3,504,128
                                                                                        --------------
                                                                                        $    8,473,095
------------------------------------------------------------------------------------------------------
                                              Restaurants -- 0.1%
  1,200,000                           A/A3    McDonald's Corp., 5.35%, 3/1/18           $    1,374,346
                                                                                        --------------
                                              Total Consumer Services                   $    9,848,311
------------------------------------------------------------------------------------------------------
                                              MEDIA -- 0.7%
                                              Broadcasting -- 0.6%
  2,620,000                      BBB+/Baa1    Grupo Telivisa SA, 6.0%, 5/15/18 (144A)   $    2,814,221
    500,000                      BBB+/Baa1    News America, Inc., 5.65%, 8/15/20               552,251
  4,250,000                          B+/B3    Intelsat Subsidiary Holding Co.,
                                              8.5%, 1/15/13                                  4,281,875
                                                                                        --------------
                                                                                        $    7,648,347
------------------------------------------------------------------------------------------------------
                                              Cable & Satellite -- 0.1%
    800,000                       BBB/Baa2    Time Warner Cable, Inc., 8.25%, 4/1/19    $      983,842
    425,000                       BBB/Baa2    Time Warner Cable, Inc., 8.75%, 2/14/19          536,239
                                                                                        --------------
                                                                                        $    1,520,081
                                                                                        --------------
                                              Total Media                               $    9,168,428
------------------------------------------------------------------------------------------------------
                                              RETAILING -- 0.5%
                                              General Merchandise Stores -- 0.2%
  2,000,000                          A+/A2    Target Corp., 5.375%, 5/1/17              $    2,277,536
------------------------------------------------------------------------------------------------------
                                              Internet Retail -- 0.2%
  3,000,000                       BBB-/Ba1    Expedia, Inc., 8.5%, 7/1/16 (144A)        $    3,225,000
------------------------------------------------------------------------------------------------------
                                              Specialty Stores -- 0.1%
  1,105,000                         BB-/B3    Sally Holdings, 9.25%, 11/15/14 (144A)    $    1,146,438
                                                                                        --------------
                                              Total Retailing                           $    6,648,974
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                              Pioneer Bond Fund | Annual Report | 6/30/10     31

-----------------------------------------------------------------------------------------------------
              Floating         S&P/Moody's
Principal     Rate (d)         Ratings
Amount ($)    (unaudited)      (unaudited)                                             Value
-----------------------------------------------------------------------------------------------------
                                              FOOD & DRUG RETAILING -- 0.2%
                                              Hypermarkets & Supercenters -- 0.2%
  2,000,000                         AA/Aa2    Wal-Mart Stores, Inc., 5.875%, 4/5/27    $    2,258,300
                                                                                       --------------
                                              Total Food & Drug Retailing              $    2,258,300
-----------------------------------------------------------------------------------------------------
                                              FOOD, BEVERAGE & TOBACCO -- 1.0%
                                              Agricultural Products -- 0.3%
  3,500,000                           A/A2    Cargill, Inc., 5.2%, 1/22/13 (144A)      $    3,769,224
-----------------------------------------------------------------------------------------------------
                                              Brewers -- 0.3%
  2,930,000                      BBB+/Baa2    Anheuser-Busch InBev Worldwide, Inc.,
                                              7.75%, 1/15/19 (144A)                    $    3,556,323
     55,000                      BBB+/Baa1    Miller Brewing Co., 5.5%, 8/15/13
                                              (144A)                                           60,170
                                                                                       --------------
                                                                                       $    3,616,493
-----------------------------------------------------------------------------------------------------
                                              Packaged Foods & Meats -- 0.3%
  3,725,000                      BBB-/Baa2    Kraft Foods, Inc., 6.5%, 2/9/40          $    4,165,776
-----------------------------------------------------------------------------------------------------
                                              Tobacco -- 0.1%
  1,535,000                         BBB/WR    UST, Inc., 5.75%, 3/1/18                 $    1,598,013
                                                                                       --------------
                                              Total Food, Beverage & Tobacco           $   13,149,506
-----------------------------------------------------------------------------------------------------
                                              HEALTH CARE EQUIPMENT & SERVICES -- 0.4%
                                              Health Care Facilities -- 0.1%
  1,050,000                         BB/Ba3    HCA, Inc., 7.875%, 2/15/20               $    1,080,188
    385,000                         BB/Ba3    HCA, Inc., 8.5%, 4/15/19                        408,100
    310,000                         BB-/NR    HCA, Inc., 9.875%, 2/15/17                      333,250
                                                                                       --------------
                                                                                       $    1,821,538
-----------------------------------------------------------------------------------------------------
                                              Managed Health Care -- 0.3%
  3,275,000                        A-/Baa1    United Health Group, 4.875%, 2/15/13     $    3,519,105
                                                                                       --------------
                                              Total Health Care Equipment & Services   $    5,340,643
-----------------------------------------------------------------------------------------------------
                                              PHARMACEUTICALS & BIOTECHNOLOGY -- 0.5%
                                              Biotechnology -- 0.4%
  5,055,000                      BBB+/Baa3    Biogen Idec, Inc., 6.0%, 3/1/13          $    5,560,262
-----------------------------------------------------------------------------------------------------
                                              Pharmaceuticals -- 0.1%
  1,000,000                          AA/A1    Abbott Laboratories, 5.125%, 4/1/19      $    1,115,769
                                                                                       --------------
                                              Total Pharmaceuticals & Biotechnology    $    6,676,031
-----------------------------------------------------------------------------------------------------
                                              BANKS -- 4.3%
                                              Diversified Banks -- 1.1%
  3,515,000                         A/Baa1    Barclays Plc, 6.05%, 12/4/17             $    3,547,493
  3,400,000                        AA-/Aa3    BNP Paribas SA, 1.34438%, 4/27/17             3,244,307
  3,230,000                          A-/A3    Credit Agricole SA, 8.375%, 12/13/49          3,052,350
  1,855,000                           A/A1    Industrial Bank of Korea,
                                              7.125%, 4/23/14                               2,085,354

The accompanying notes are an integral part of these financial statements.


32  Pioneer Bond Fund | Annual Report | 6/30/10

--------------------------------------------------------------------------------------------------------
              Floating         S&P/Moody's
Principal     Rate (d)         Ratings
Amount ($)    (unaudited)      (unaudited)                                                Value
--------------------------------------------------------------------------------------------------------
                                              Diversified Banks -- (continued)
  2,000,000          3.29            A-/NR    Scotiabank Peru SA, Floating Rate Note,
                                              3/15/17 (144A)                              $    2,002,600
                                                                                          --------------
                                                                                          $   13,932,104
--------------------------------------------------------------------------------------------------------
                                              Regional Banks -- 3.2%
  1,870,000                        BBB+/A2    American Express Bank FSB,
                                              5.5%, 4/16/13                               $    2,020,595
  2,000,000                          A/Aa3    Branch Banking & Trust Co.,
                                              4.875%, 1/15/13 (b)                              2,124,114
  1,190,000                           A/NR    Cobank ACB, 7.875%, 4/16/18 (144A)               1,372,855
  2,425,000                        BBB+/A3    KeyBank NA, 5.8%, 7/1/14                         2,588,937
  2,030,000                      BBB+/Baa1    Keycorp, 6.5%, 5/14/13                           2,220,558
  2,505,000                         A+/Aa3    Mellon Funding Corp., 5.5%, 11/15/18             2,684,042
  1,435,000                           A/A2    PNC Bank NA, 6.0%, 12/7/17                       1,564,896
  6,273,000          8.25         BBB/Baa3    PNC Funding Corp., Floating Rate Note,
                                              5/29/49                                          6,439,385
  2,755,000                        A-/Baa1    Sovereign Bancorp, 8.75%, 5/30/18                3,158,112
  6,670,000                      BBB+/Baa1    State Street Capital, 8.25%, 3/15/42             6,679,338
  3,520,000                        AA-/Aa3    Wachovia Bank NA, 6.0%, 11/15/17                 3,835,649
  5,470,000          7.70           A-/Ba1    Wells Fargo & Co., Floating Rate Note,
                                              12/29/49                                         5,524,700
                                                                                          --------------
                                                                                          $   40,213,181
                                                                                          --------------
                                              Total Banks                                 $   54,145,285
--------------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 7.2%
                                              Asset Management & Custody Banks -- 1.0%
  2,000,000                         A+/Aa3    Bank of New York, 4.95%, 3/15/15            $    2,161,274
  3,945,000                          A-/A3    Eaton Vance Corp., 6.5%, 10/2/17                 4,486,274
  5,400,000                       BB+/Baa3    Janus Capital Group, Inc., 6.95%, 6/15/17        5,420,887
                                                                                          --------------
                                                                                          $   12,068,435
--------------------------------------------------------------------------------------------------------
                                              Consumer Finance -- 1.9%
  4,435,000                           B/B2    American General Finance, 6.9%,
                                              12/15/17                                    $    3,531,369
  3,875,000                          A+/A1    American Honda Finance,
                                              6.7%, 10/1/13 (144A)                             4,410,479
  1,765,000                         BBB/A3    Capital One Bank U.S.A. NA, 8.8%, 7/15/19        2,203,445
  3,335,000                        BB/Baa3    Capitial One Capital VI, 8.875%, 5/15/40         3,472,979
  2,575,000                           A/A2    Caterpillar Financial, 7.05%, 10/1/18            3,106,004
  3,750,000                        AAA/Aaa    John Deere Capital Corp.,
                                              2.875%, 6/19/12                                  3,899,573
    790,000                       BBB/Baa2    Nissan Motor Acceptance Corp., 4.5%,
                                              1/30/15 (144A)                                     815,139
  3,155,000          4.00         BBB-/Ba1    SLM Corp., Floating Rate Note, 7/25/14           2,680,362
                                                                                          --------------
                                                                                          $   24,119,350
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                              Pioneer Bond Fund | Annual Report | 6/30/10     33

-----------------------------------------------------------------------------------------------------
              Floating         S&P/Moody's
Principal     Rate (d)         Ratings
Amount ($)    (unaudited)      (unaudited)                                             Value
-----------------------------------------------------------------------------------------------------
                                              Diversified Financial Services -- 1.7%
  3,085,000                      BBB-/Baa3    AngloGold Ashanti Holdings,
                                              5.375%, 4/15/20                          $    3,132,080
    625,000          0.00           BB+/NR    Caelus Re II, Ltd., Floating Rate Note,
                                              5/24/13                                         610,313
  1,625,000                          NR/A2    Crown Castle Towers LLC,
                                              6.113%, 1/15/20                               1,783,525
  1,840,000                       BBB/Baa2    Hyundai Capital Services, Inc.,
                                              6.0%, 5/5/15                                  1,971,277
  2,575,000                         A+/Aa3    JPMorgan Chase & Co., 6.0%, 1/15/18           2,843,405
  5,750,000                      BBB+/Baa1    JPMorgan Chase & Co., 7.9%, 4/29/49           5,926,698
  1,400,000                         BB+/NR    Lodestone Re, Ltd.,
                                              0.0%, 5/17/13 (144A)                          1,331,540
  1,100,000                          A-/A3    Nationsbank Corp., 7.75%, 8/15/15             1,236,578
    887,640                        A-/Baa1    PF Export Receivable Master Trust,
                                              6.436%, 6/1/15 (144A)                           934,241
  1,051,451                       BBB/Baa2    Power Receivables Finance LLC,
                                              6.29%, 1/1/12 (144A)                          1,072,207
  1,250,000          0.00            BB/NR    Residential Reinsurance 2010, Floating
                                              Rate Note, 6/6/13 (144A)                      1,211,500
                                                                                       --------------
                                                                                       $   22,053,364
-----------------------------------------------------------------------------------------------------
                                              Investment Banking & Brokerage -- 2.0%
  2,000,000                           A/A1    Goldman Sachs, 5.5%, 11/15/14            $    2,117,444
 11,040,000          5.79         BBB/Baa2    Goldman Sachs Capital, Floating Rate
                                              Note, 12/29/49                                8,335,200
  3,125,000                       BBB/Baa2    Jefferies Group, Inc., 6.875%, 4/15/21        3,133,106
  2,730,000                          A-/A2    Macquarie Group, Ltd., 6.0%, 1/14/20          2,766,882
  3,325,000                           A/A2    Merrill Lynch & Co., 5.45%, 2/5/13            3,488,051
  3,125,000                           A/A2    Morgan Stanley, 5.5%, 1/26/20                 3,023,125
  2,765,000                           A/A2    Morgan Stanley Dean Witter,
                                              6.625%, 4/1/18                                2,898,091
                                                                                       --------------
                                                                                       $   25,761,899
-----------------------------------------------------------------------------------------------------
                                              Specialized Finance -- 0.6%
  4,680,000                       BBB/Baa3    Cantor Fitzgerald LP, 7.875%, 10/15/19   $    4,842,419
  2,000,000                          A+/A1    National Rural Utilities Corp.,
                                              5.45%, 2/1/18                                 2,219,004
                                                                                       --------------
                                                                                       $    7,061,423
                                                                                       --------------
                                              Total Diversified Financials             $   91,064,471
-----------------------------------------------------------------------------------------------------
                                              INSURANCE -- 3.7%
                                              Insurance Brokers -- 0.1%
  1,560,000                         BB+/B1    Leucadia National,
                                              7.125%, 3/15/17 (144A)                   $    1,505,400
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


34  Pioneer Bond Fund | Annual Report | 6/30/10

---------------------------------------------------------------------------------------------------------
              Floating        S&P/Moody's
Principal     Rate (d)        Ratings
Amount ($)    (unaudited)     (unaudited)                                                  Value
---------------------------------------------------------------------------------------------------------
                                             Life & Health Insurance -- 1.6%
    850,000                      BBB/Baa3    Delphi Financial Group, Inc.,
                                             7.875%, 1/31/20                               $      929,061
  3,380,000                       BBB/Ba1    Lincoln National Corp., 6.05%, 4/20/67             2,535,000
  1,690,000                       A-/Baa2    Lincoln National Corp., 8.75%, 7/1/19              2,071,244
  4,200,000                      BBB/Baa2    MetLife, Inc., 10.75%, 8/1/39                      4,991,826
  4,250,000                       A-/Baa2    Protective Life Corp., 7.375%, 10/15/19            4,614,438
  2,800,000                        A/Baa2    Prudential Financial, Inc., 5.15%, 1/15/13         2,963,327
  2,140,000                     BBB+/Baa3    Prudential Financial, Inc., 8.875%, 6/15/38        2,257,700
                                                                                           --------------
                                                                                           $   20,362,596
---------------------------------------------------------------------------------------------------------
                                             Multi-Line Insurance -- 0.8%
  4,620,000                       BB/Baa3    Liberty Mutual Group,
                                             7.0%, 3/15/37 (144A)                          $    3,626,515
  3,035,000                     BBB-/Baa2    Liberty Mutual Group,
                                             7.3%, 6/15/14 (144A)                               3,299,710
    650,000         10.75         BB/Baa3    Liberty Mutual Group, Floating Rate Note,
                                             6/15/58 (144A)                                       702,000
  2,650,000                          A/A3    Loew Corp., 5.25%, 3/15/16                         2,875,793
                                                                                           --------------
                                                                                           $   10,504,018
---------------------------------------------------------------------------------------------------------
                                             Property & Casualty Insurance -- 0.7%
  5,000,000                     BBB-/Baa3    Hanover Insurance Group,
                                             7.625%, 10/15/25                              $    5,145,910
    700,000                     BBB-/Baa3    The Hanover Insurance Group, Inc.,
                                             7.5%, 3/1/20                                         756,141
  2,000,000                         A-/A2    The Travelers Co., Inc., 6.25%, 6/15/37            2,212,428
                                                                                           --------------
                                                                                           $    8,114,479
---------------------------------------------------------------------------------------------------------
                                             Reinsurance -- 0.5%
    600,000          0.00          BB+/A2    Foundation Re III, Ltd., Floating Rate Note,
                                             2/3/14                                        $      574,080
  5,048,000                     BBB+/BBB+    Platinum Underwriters HD, 7.5%, 6/1/17             5,409,704
                                                                                           --------------
                                                                                           $    5,983,784
                                                                                           --------------
                                             Total Insurance                               $   46,470,277
---------------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 3.1%
                                             Diversified Real Estate Activities -- 0.4%
  4,125,000                         A-/A2    WEA Finance LLC, 7.125%, 4/15/18              $    4,654,357
---------------------------------------------------------------------------------------------------------
                                             Diversified Real Estate Investment Trusts -- 0.7%
  5,125,000                     BBB+/Baa1    Dexus Finance Pty, Ltd.,
                                             7.125%, 10/15/14                              $    5,581,120
  1,765,000                      BBB/Baa2    Digital Realty Trust LP,
                                             4.5%, 7/15/15 (144A)                               1,765,212
    725,000                      BBB/Baa2    Digital Realty Trust LP,
                                             5.875%, 2/1/20 (144A)                                739,679
                                                                                           --------------
                                                                                           $    8,086,011
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                              Pioneer Bond Fund | Annual Report | 6/30/10     35

-------------------------------------------------------------------------------------------------------
              Floating        S&P/Moody's
Principal     Rate (d)        Ratings
Amount ($)    (unaudited)     (unaudited)                                                  Value
-------------------------------------------------------------------------------------------------------
                                             Office Real Estate Investment Trusts -- 0.2%
    692,000                      BBB/Baa2    Mack-Cali Realty LP, 5.125%, 1/15/15          $    707,067
  1,607,000                      BBB/Baa2    Mack-Cali Realty LP, 5.125%, 2/15/14             1,679,543
                                                                                           ------------
                                                                                           $  2,386,610
-------------------------------------------------------------------------------------------------------
                                             Real Estate Operating Companies -- 0.0%
    180,000                         B-/B3    Forest City Enterprises, 7.625%, 6/1/15       $    165,600
-------------------------------------------------------------------------------------------------------
                                             Retail Real Estate Investment Trusts -- 0.2%
  2,905,000                       BB/Baa3    Developers Diversified Realty,
                                             7.5%, 4/1/17                                  $  2,850,923
-------------------------------------------------------------------------------------------------------
                                             Specialized Real Estate Investment Trusts -- 1.6%
  4,125,000                     BBB-/Baa2    Health Care Real Estate Investment Trusts,
                                             Inc., 6.2%, 6/1/16                            $  4,480,592
    860,000                     BBB-/Baa2    Health Care, Inc., 6.0%, 11/15/13                  934,658
  2,425,000                     BBB-/Baa3    Healthcare Realty Trust, Inc.,
                                             6.5%, 1/17/17                                    2,535,764
  5,325,000                      BBB/Baa2    Hospitality Properties Trust,
                                             7.875%, 8/15/14                                  5,870,722
  4,285,000                      BBB-/Ba1    Senior Housing Properties Trust,
                                             6.75%, 4/15/20                                   4,231,438
    540,000                     BBB-/Baa3    Ventas Realty LP Capital Corp.,
                                             6.75%, 4/1/17                                      546,524
  1,910,000                     BBB-/Baa3    Ventas Realty LP/V, 6.5%, 6/1/16                 1,944,890
                                                                                           ------------
                                                                                           $ 20,544,588
                                                                                           ------------
                                             Total Real Estate                             $ 38,688,089
-------------------------------------------------------------------------------------------------------
                                             SOFTWARE & SERVICES -- 0.7%
                                             Data Processing & Outsourced Services -- 0.2%
  3,095,000                       B-/Caa1    First Data Corp., 9.875%, 9/24/15             $  2,352,200
-------------------------------------------------------------------------------------------------------
                                             Internet Software & Services -- 0.3%
  3,950,000                         NR/A2    GTP Towers Issuer LLC,
                                             4.436%, 2/15/15 (144A)                        $  3,989,479
-------------------------------------------------------------------------------------------------------
                                             Systems Software -- 0.2%
  1,800,000                          A/A2    Oracle Corp., 5.75%, 4/15/18                  $  2,083,813
                                                                                           ------------
                                             Total Software & Services                     $  8,425,492
-------------------------------------------------------------------------------------------------------
                                             TECHNOLOGY HARDWARE & EQUIPMENT -- 0.7%
                                             Communications Equipment -- 0.1%
    497,000                      BBB-/Ba2    Brocade Communications,
                                             6.625%, 1/15/18                               $    493,273
    497,000                      BBB-/Ba2    Brocade Communications,
                                             6.875%, 1/15/20 (144A) (b)                         493,273
                                                                                           ------------
                                                                                           $    986,546
-------------------------------------------------------------------------------------------------------
                                             Computer Hardware -- 0.2%
  1,700,000                          A/A2    Hewlett-Packard Co., 4.5%, 3/1/13             $  1,834,985
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


36  Pioneer Bond Fund | Annual Report | 6/30/10

--------------------------------------------------------------------------------------------------------
              Floating         S&P/Moody's
Principal     Rate (d)         Ratings
Amount ($)    (unaudited)      (unaudited)                                                Value
--------------------------------------------------------------------------------------------------------
                                              Electronic Equipment & Instruments -- 0.4%
  5,070,000                      BBB-/Baa3    Agilent Technologies, Inc., 6.5%, 11/1/17   $    5,599,582
                                                                                          --------------
                                              Total Technology Hardware & Equipment       $    8,421,113
--------------------------------------------------------------------------------------------------------
                                              SEMICONDUCTORS -- 0.2%
                                              Semiconductor Equipment -- 0.2%
  3,140,000                       BBB/Baa1    Klac Instruments Corp., 6.9%, 5/1/18        $    3,512,702
                                                                                          --------------
                                              Total Semiconductors                        $    3,512,702
--------------------------------------------------------------------------------------------------------
                                              TELECOMMUNICATION SERVICES -- 0.5%
                                              Integrated Telecommunication Services -- 0.5%
  1,200,000                           A/A2    AT&T, Inc., 5.6%, 5/15/18                   $    1,334,896
  2,530,000                          B-/B2    Cincinnati Bell, Inc., 8.25%, 10/15/17           2,365,550
  1,990,000                      BBB-/Baa3    Embarq Corp., 7.082%, 6/1/16                     2,121,457
                                                                                          --------------
                                                                                          $    5,821,903
                                                                                          --------------
                                              Total Telecommunication Services            $    5,821,903
--------------------------------------------------------------------------------------------------------
                                              UTILITIES -- 3.4%
                                              Electric Utilities -- 2.1%
  1,275,000                      BBB+/Baa1    CenterPoint Energy Houston Electric LLC,
                                              7.0%, 3/1/14                                $    1,480,344
    980,000                        A-/Baa1    Commonwealth Edison, 6.15%, 9/15/17              1,124,799
    774,410                      BBB-/Baa3    Crocket Cogeneration,
                                              5.869%, 3/30/25 (144A)                             785,112
  3,365,000                          A-/A2    Enel Finance International SA,
                                              5.125%, 10/7/19 (144A)                           3,379,991
    454,000                        BBB+/A3    Entergy Gulf States, 5.7%, 6/1/15                  454,676
  1,330,308                      BBB-/Baa3    FPL Energy America Wind LLC,
                                              6.639%, 6/20/23 (144A)                           1,414,689
    457,800                         B+/Ba2    FPL Energy Wind Funding,
                                              6.876%, 6/27/17 (144A)                             452,078
  1,925,000                       BBB/Baa2    Israel Electric Corp., Ltd.,
                                              7.25%, 1/15/19 (144A)                            2,127,918
    610,000                       BBB/Baa2    Israel Electric Corp., Ltd.,
                                              9.375%, 1/28/20 (144A)                             767,112
    910,000                       BBB/Baa3    Nevada Power Co., 6.5%, 8/1/18                   1,041,714
  5,055,000                      BBB+/Baa2    New York State Gas and Electric,
                                              6.15%, 12/15/17 (144A)                           5,267,957
  1,081,700                          NR/WR    Orcal Geothermal,
                                              6.21%, 12/30/20 (144A)                           1,031,499
  2,690,000                       BB+/Baa3    Public Service of New Mexico,
                                              7.95%, 5/15/18                                   2,833,307
  3,550,000                        BBB+/A3    West Penn Power Co., 5.95%, 12/15/17             3,825,139
                                                                                          --------------
                                                                                          $   25,986,335
--------------------------------------------------------------------------------------------------------
                                              Gas Utilities -- 0.2%
  2,450,000                          A/Aa3    Nakilat, Inc., 6.267%, 12/31/33 (144A)      $    2,377,186
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                              Pioneer Bond Fund | Annual Report | 6/30/10     37

-------------------------------------------------------------------------------------------------------------------
              Floating         S&P/Moody's
Principal     Rate (d)         Ratings
Amount ($)    (unaudited)      (unaudited)                                                           Value
-------------------------------------------------------------------------------------------------------------------
                                              Independent Power Producer & Energy Traders -- 1.0%
  5,553,290                         NR/Ba1    Coso Geothermal Power Holdings,
                                              7.0%, 7/15/26 (144A)                                   $    5,327,327
  2,675,000                        BB-/Ba3    Intergen NV, 9.0%, 6/30/17 (b)                              2,661,625
  2,105,000                      BBB-/Baa3    Kiowa Power Partners LLC,
                                              5.737%, 3/20/21 (144A)                                      2,133,754
  2,597,126                      BBB-/Baa3    Panoche Energy Center LLC,
                                              6.88%, 7/31/29 (144A)                                       2,762,589
                                                                                                     --------------
                                                                                                     $   12,885,295
-------------------------------------------------------------------------------------------------------------------
                                              Multi-Utilities -- 0.1%
  1,365,000                         BB/Ba2    NSG Holdings, Inc., 7.75%, 12/15/25                    $    1,201,200
    417,490                          NR/NR    Ormat Funding Corp., 8.25%, 12/30/20                          396,616
                                                                                                     --------------
                                                                                                     $    1,597,816
                                                                                                     --------------
                                              Total Utilities                                        $   42,846,632
-------------------------------------------------------------------------------------------------------------------
                                              TOTAL CORPORATE BONDS
                                              (Cost $455,671,403)                                    $  494,564,873
-------------------------------------------------------------------------------------------------------------------
                                              U.S. GOVERNMENT AGENCY OBLIGATIONS -- 23.5%
  4,386,654                        AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                              4.5%, 3/1/20 - 10/1/20                                 $    4,669,516
 11,142,724                        AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                              5.0%, 10/1/20 - 6/1/35                                     11,907,026
  6,512,307                        AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                              5.5%, 12/1/18 - 11/1/35                                     7,026,984
 14,684,320                        AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                              6.0%, 5/1/17 - 12/1/36                                     16,076,234
  1,082,903                        AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                              6.5%, 3/1/13 - 4/1/34                                       1,199,794
    770,028                        AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                              7.0%, 8/1/22 - 11/1/30                                        834,071
      4,213                        AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                              8.0%, 8/1/31                                                    4,689
    216,215                        AAA/Aaa    Federal National Mortgage Association,
                                              4.0%, 7/1/18                                                  228,644
  7,545,151                        AAA/Aaa    Federal National Mortgage Association,
                                              4.5%, 11/1/20 - 10/1/35                                     7,946,667
 32,392,320                        AAA/Aaa    Federal National Mortgage Association,
                                              5.0%, 12/1/17 - 7/1/39                                     34,395,073
 17,823,384                        AAA/Aaa    Federal National Mortgage Association,
                                              5.5%, 9/1/17 - 6/1/36                                      19,211,769
 17,271,934                        AAA/Aaa    Federal National Mortgage Association,
                                              6.0%, 6/1/16 - 7/1/38                                      18,923,637
  1,566,389                        AAA/Aaa    Federal National Mortgage Association,
                                              6.5%, 7/1/29 - 7/1/34                                       1,748,597
    681,598                        AAA/Aaa    Federal National Mortgage Association,
                                              7.0%, 3/1/12 - 1/1/32                                         755,886

The accompanying notes are an integral part of these financial statements.


38  Pioneer Bond Fund | Annual Report | 6/30/10

-------------------------------------------------------------------------------------------------------------------
              Floating         S&P/Moody's
Principal     Rate (d)         Ratings
Amount ($)    (unaudited)      (unaudited)                                                           Value
-------------------------------------------------------------------------------------------------------------------
                                             U.S. Government Agency Obligations -- (continued)
      4,235                         AAA/Aaa  Federal National Mortgage Association,
                                             7.5%, 8/1/20 - 4/1/30                                   $        4,780
     36,127                         AAA/Aaa  Federal National Mortgage Association,
                                             8.0%, 4/1/20 - 5/1/31                                           41,816
  8,769,422                         AAA/Aaa  Government National Mortgage
                                             Association, 4.5%, 7/15/33 - 4/15/38                         9,193,599
  2,598,302                         AAA/Aaa  Government National Mortgage
                                             Association, 5.0%, 10/15/18 - 4/15/35                        2,791,059
 17,597,352                         AAA/Aaa  Government National Mortgage
                                             Association, 5.5%, 10/15/17 - 2/15/37                       19,136,804
 17,063,565                         AAA/Aaa  Government National Mortgage
                                             Association, 6.0%, 4/15/13 - 10/15/36                       18,761,461
  7,901,387                         AAA/Aaa  Government National Mortgage
                                             Association, 6.5%, 8/15/11 - 7/15/35                         8,818,671
  1,161,081                         AAA/Aaa  Government National Mortgage
                                             Association, 7.0%, 9/15/11 - 5/15/32                         1,317,063
    148,884                         AAA/Aaa  Government National Mortgage
                                             Association, 7.5%, 8/15/11 - 12/15/31                          169,831
      9,774                         AAA/Aaa  Government National Mortgage
                                             Association, 7.75%, 2/15/30                                     11,267
    267,607                         AAA/Aaa  Government National Mortgage
                                             Association I, 6.0%, 2/15/29                                   296,149
     77,560                         AAA/Aaa  Government National Mortgage
                                             Association I, 7.0%, 12/15/30 - 3/15/31                         88,092
     12,550                         AAA/Aaa  Government National Mortgage
                                             Association I, 7.5%, 10/15/29                                   14,292
  1,869,624                         AAA/Aaa  Government National Mortgage
                                             Association II, 4.5%,
                                             12/20/34 - 1/20/35                                           1,963,768
  1,667,434                         AAA/Aaa  Government National Mortgage
                                             Association II, 5.5%,
                                             10/20/19 - 11/20/34                                          1,810,455
     92,257                         AAA/Aaa  Government National Mortgage
                                             Association II, 6.5%, 2/20/29 - 4/20/29                        104,548
    408,190                         AAA/Aaa  Government National Mortgage
                                             Association II, 7.0%, 11/20/28 - 12/20/30                      456,864
 22,500,000                         AAA/Aaa  U.S. Treasury Bonds, 2.75%, 2/15/19                         22,415,625
  1,980,000                         AAA/Aaa  U.S. Treasury Bonds, 4.5%, 11/15/10                          2,011,478
  5,100,000                         AAA/Aaa  U.S. Treasury Bonds, 5.25%, 11/15/28                         6,138,329
  4,750,000                         AAA/Aaa  U.S. Treasury Bonds, 6.25%, 8/15/23                          6,157,188
  3,980,000                         AAA/Aaa  U.S. Treasury Notes, 1.25%, 11/30/10                         3,997,102
  6,380,000                         AAA/Aaa  U.S. Treasury Notes, 3.125%, 5/15/19                         6,513,080
  2,500,000                         AAA/Aaa  U.S. Treasury Notes, 3.625%, 8/15/19                         2,643,555
  7,620,000                         AAA/Aaa  U.S. Treasury Notes, 4.25%, 5/15/39                          8,056,961
  1,365,000                          NR/Aaa  U.S. Treasury Notes, 4.375%, 11/15/39                        1,473,560

The accompanying notes are an integral part of these financial statements.


                              Pioneer Bond Fund | Annual Report | 6/30/10     39

-------------------------------------------------------------------------------------------------------------------
              Floating         S&P/Moody's
Principal     Rate (d)         Ratings
Amount ($)    (unaudited)      (unaudited)                                                           Value
-------------------------------------------------------------------------------------------------------------------
                                              U.S. Government Agency Obligations -- (continued)
  5,450,000                        AAA/Aaa    U.S. Treasury Notes, 4.375%, 2/15/38                   $    5,892,813
  7,340,000                        AAA/Aaa    U.S. Treasury Notes, 4.5%, 2/15/36                          8,108,410
  8,435,000                        AAA/Aaa    U.S. Treasury Notes, 4.5%, 5/15/38                          9,303,544
  9,068,000                        AAA/Aaa    U.S. Treasury Notes, 4.5%, 8/15/39                          9,987,550
 11,000,000                         NR/Aaa    U.S. Treasury Notes, 4.625%, 2/15/40                       12,364,682
    840,000                        AAA/Aaa    U.S. Treasury Notes, 5.5%, 8/15/28                          1,038,450
    450,000                        AAA/Aaa    U.S. Treasury Notes, 7.875%, 2/15/21                          644,133
                                                                                                     --------------
                                                                                                     $  296,655,566
-------------------------------------------------------------------------------------------------------------------
                                              TOTAL U.S. GOVERNMENT AGENCY
                                              OBLIGATIONS
                                              (Cost $277,817,134)                                    $  296,655,566
-------------------------------------------------------------------------------------------------------------------
                                              FOREIGN GOVERNMENT BONDS -- 0.1%
                                              BANKS -- 0.1%
                                              Diversified Banks -- 0.1%
    625,000                           A/A1    Bank of Korea Export-Import,
                                              5.875%, 1/14/15                                        $      677,199
-------------------------------------------------------------------------------------------------------------------
                                              TOTAL FOREIGN GOVERNMENT BONDS
                                              (Cost $621,956)                                        $      677,199
-------------------------------------------------------------------------------------------------------------------
                                              MUNICIPAL BONDS -- 1.0%
                                              Municipal General -- 0.3%
  2,095,000                          A+/A1    State of Illinois, 1.395%, 2/1/11                      $    2,091,878
  1,470,000                          A+/A1    State of Illinois, 3.321%, 1/1/13                           1,464,443
                                                                                                     --------------
                                                                                                     $    3,556,321
-------------------------------------------------------------------------------------------------------------------
                                              Municipal Higher Education -- 0.7%
  4,380,000                        AAA/Aa2    California State University Revenue,
                                              5.0%, 11/1/39                                          $    4,407,375
  4,600,000                        AAA/Aaa    Connecticut State Health & Education,
                                              5.0%, 7/1/42                                                4,808,380
                                                                                                     --------------
                                                                                                     $    9,215,755
-------------------------------------------------------------------------------------------------------------------
                                              TOTAL MUNICIPAL BONDS
                                              (Cost $12,405,077)                                     $   12,772,076
-------------------------------------------------------------------------------------------------------------------
                                              SENIOR FLOATING RATE LOAN INTERESTS -- 7.7%**
                                              ENERGY -- 0.2%
                                              Oil & Gas Equipment & Services -- 0.1%
  1,527,546          8.50            B+/NR    Hudson Products Holdings, Inc., Term
                                              Loan, 8/24/15                                          $    1,382,429
-------------------------------------------------------------------------------------------------------------------
                                              Oil & Gas Refining & Marketing -- 0.1%
  1,750,000          0.00           NR/Ba2    Pilot Travel Centers, Initial Tranche B Term
                                              Loan, 11/24/15                                         $    1,748,119
                                                                                                     --------------
                                              Total Energy                                           $    3,130,548
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


40  Pioneer Bond Fund | Annual Report | 6/30/10

------------------------------------------------------------------------------------------------------
             Floating         S&P/Moody's
Principal    Rate (d)         Ratings
Amount ($)   (unaudited)      (unaudited)                                               Value
------------------------------------------------------------------------------------------------------
                                             MATERIALS -- 0.7%
                                             Aluminum -- 0.1%
    631,275         2.54          BB-/Ba3    Novelis Corp., U.S. Term Loan, 7/6/14      $      598,002
    214,379         2.35          BB-/Ba3    Novelis, Inc., Canadian Term Loan,
                                             7/6/14                                            203,079
                                                                                        --------------
                                                                                        $      801,081
------------------------------------------------------------------------------------------------------
                                             Commodity Chemicals -- 0.0%
    573,522         2.04          BB+/Ba2    Celanese Holdings LLC, Term Loan, 4/2/14   $      544,846
------------------------------------------------------------------------------------------------------
                                             Diversified Chemical -- 0.2%
    358,847         2.11          BB-/Ba2    Huntsman Corp., New Term B Dollar Loan,
                                             4/21/14                                    $      333,600
    960,000         7.50            NR/NR    Ineos U.S. Finance Corp., Senior Credit
                                             Facility Term B2 Loan, 12/16/13                   907,500
    960,000         8.00            NR/NR    Ineos U.S. Finance Corp., Senior Credit
                                             Facility Term C2 Loan, 12/16/14                   907,500
                                                                                        --------------
                                                                                        $    2,148,600
------------------------------------------------------------------------------------------------------
                                             Metal & Glass Containers -- 0.2%
    502,857         5.50           B+/Ba3    BWAY Holding Co., Term B Loan, 3/28/17     $      503,383
    194,793         2.68            B+/B2    Graham Packaging Co., Term B Loan,
                                             10/7/11                                           193,210
  1,840,750         6.75            B+/B2    Graham Packaging Co., Term C Loan,
                                             4/5/14                                          1,850,818
     47,143         5.50           B+/Ba3    ICL Industrial Containers, Term C Loan,
                                             3/28/17                                            47,192
                                                                                        --------------
                                                                                        $    2,594,603
------------------------------------------------------------------------------------------------------
                                             Paper Packaging -- 0.2%
  2,631,148         3.04           BB/Ba2    Graphic Packaging International, Inc.,
                                             Incremental Term Loan, 5/16/14             $    2,544,225
------------------------------------------------------------------------------------------------------
                                             Specialty Chemicals -- 0.0%
    385,000         6.00            NR/NR    Chemtura Corp., Term Facility Loan,
                                             3/22/11                                    $      386,444
                                                                                        --------------
                                             Total Materials                            $    9,019,799
------------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 0.8%
                                             Aerospace & Defense -- 0.6%
    987,521         4.09            NR/NR    DAE Aviation Holdings, Tranche B1 Term
                                             Loan, 7/31/14                              $      893,706
  2,900,000         0.00           BB/Ba1    DynCorp International LLC, Term B Loan,
                                             6/30/16                                         2,885,500
    958,706         4.09            NR/NR    Standard Aero, Ltd., Tranche B2 Term
                                             Loan, 7/31/14                                     867,629
    587,508         5.50           NR/Ba2    Tasc, Inc., Tranche A Term Loan,
                                             12/18/14                                          588,242

The accompanying notes are an integral part of these financial statements.


                              Pioneer Bond Fund | Annual Report | 6/30/10     41

-------------------------------------------------------------------------------------------------------------------
             Floating         S&P/Moody's
Principal    Rate (d)         Ratings
Amount ($)   (unaudited)      (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------------------------
                                             Aerospace & Defense -- (continued)
    242,531         5.75           NR/Ba2    Tasc, Inc., Tranche B Term Loan,
                                             12/18/15                                                $      243,138
  2,000,000         3.50            NR/NR    Triumph Group, Inc., Term Loan, 3/23/16                      2,002,501
                                                                                                     --------------
                                                                                                     $    7,480,716
-------------------------------------------------------------------------------------------------------------------
                                             Construction & Farm Machinery & Heavy Trucks -- 0.2%
    912,849         9.75           D/Caa1    Accuride Corp., U.S. Advance Term Loan,
                                             6/30/13                                                 $      913,419
    897,788         4.50           BB/Ba2    Bucyrus International, Inc., Tranche C U.S.
                                             Dollar Term Loan, 12/21/15                                     897,414
    764,654         6.54          BB-/Ba3    Oshkosh Corp., Term B Loan, 12/6/13                            766,392
                                                                                                     --------------
                                                                                                     $    2,577,225
                                                                                                     --------------
                                             Total Capital Goods                                     $   10,057,941
-------------------------------------------------------------------------------------------------------------------
                                             COMMERCIAL SERVICES & SUPPLIES -- 0.3%
                                             Diversified Support Services -- 0.1%
    530,391         2.06          BB+/Ba1    Iron Mountain, Inc., Initial Term Loan,
                                             4/16/14                                                 $      525,087
-------------------------------------------------------------------------------------------------------------------
                                             Environmental & Facilities Services -- 0.2%
    298,500         6.00           NR/Ba3    Advanced Disposal Services, Inc., Term B
                                             Loan, 12/23/14                                          $      298,127
  2,924,623         2.35             D/B2    Synagro Technologies, Inc., 1st Lien Term
                                             Loan, 4/2/14                                                 2,529,799
                                                                                                     --------------
                                                                                                     $    2,827,926
                                                                                                     --------------
                                             Total Commercial Services & Supplies                    $    3,353,013
-------------------------------------------------------------------------------------------------------------------
                                             TRANSPORTATION -- 0.2%
                                             Air Freight & Couriers -- 0.1%
    462,700         3.29            B-/B1    Ceva Group Plc, Additional Pre-Funded
                                             Term Loan, 11/4/13                                      $      403,705
  1,191,369         3.35            NR/B1    Ceva Group Plc, U.S. Dollar Term Loan,
                                             11/4/13                                                      1,040,959
                                                                                                     --------------
                                                                                                     $    1,444,664
-------------------------------------------------------------------------------------------------------------------
                                             Marine -- 0.1%
    721,875         3.79            NR/NR    Horizon Lines, Inc., Term Loan, 8/8/12                  $      656,004
                                                                                                     --------------
                                             Total Transportation                                    $    2,100,668
-------------------------------------------------------------------------------------------------------------------
                                             AUTOMOBILES & COMPONENTS -- 0.6%
                                             Auto Parts & Equipment -- 0.2%
  1,089,982         3.10           BB-/B2    Allison Transmission, Term Loan, 8/7/14                 $      995,631
  1,080,405         2.29            NR/NR    Federal Mogul Corp., Tranche B Term Loan,
                                             12/29/14                                                       944,004
    551,227         2.29            NR/NR    Federal Mogul Corp., Tranche C Term Loan,
                                             12/28/15                                                       481,635
                                                                                                     --------------
                                                                                                     $    2,421,270
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


42  Pioneer Bond Fund | Annual Report | 6/30/10

---------------------------------------------------------------------------------------------------------
              Floating         S&P/Moody's
Principal     Rate (d)         Ratings
Amount ($)    (unaudited)      (unaudited)                                                 Value
---------------------------------------------------------------------------------------------------------
                                              Automobile Manufacturers -- 0.1%
  1,742,880          3.33          CCC/Ba3    Ford Motor Co., Tranche B1 Term Loan,
                                              12/15/13                                     $    1,650,471
---------------------------------------------------------------------------------------------------------
                                              Tires & Rubber -- 0.3%
  4,190,000          2.24           BB/Ba1    Goodyear Tire & Rubber Co., 2nd Lien
                                              Term Loan, 4/30/14                           $    3,872,260
                                                                                           --------------
                                              Total Automobiles & Components               $    7,944,001
---------------------------------------------------------------------------------------------------------
                                              CONSUMER DURABLES & APPAREL -- 0.1%
                                              Housewares & Specialties -- 0.1%
    651,827          3.03          BB+/Ba1    Jarden Corp., Term B3 Loan, 1/24/12          $      642,186
                                                                                           --------------
                                              Total Consumer Durables & Apparel            $      642,186
---------------------------------------------------------------------------------------------------------
                                              CONSUMER SERVICES -- 0.2%
                                              Casinos & Gaming -- 0.2%
    393,153          2.80            NR/NR    Gateway Casinos & Entertainment,
                                              Delayed Draw Term Advance Loan,
                                              9/30/14                                      $      372,840
  1,941,067          2.80            NR/NR    Gateway Casinos & Entertainment, Term
                                              Advance Loan, 9/30/14                             1,840,778
                                                                                           --------------
                                                                                           $    2,213,618
---------------------------------------------------------------------------------------------------------
                                              Specialized Consumer Services -- 0.0%
    333,304          7.00            NR/NR    Web Service Center, Term Loan, 8/28/14       $      330,387
                                                                                           --------------
                                              Total Consumer Services                      $    2,544,005
---------------------------------------------------------------------------------------------------------
                                              MEDIA -- 0.6%
                                              Broadcasting -- 0.2%
  3,279,181          2.54          B-/Baa2    Univision Communication, Inc., Initial Term
                                              Loan, 9/29/14                                $    2,760,433
---------------------------------------------------------------------------------------------------------
                                              Cable & Satellite -- 0.2%
    421,409          2.35            NR/NR    Charter Communications, Inc., Term B1
                                              Loan, 3/5/14                                 $      391,617
    924,297          2.60             B/B1    Knology, Inc., Term Loan, 6/30/12                   911,588
    621,651          2.84           CCC/B2    WideOpenWest LLC, 1st Lien Term Loan,
                                              6/30/14                                             569,277
                                                                                           --------------
                                                                                           $    1,872,482
---------------------------------------------------------------------------------------------------------
                                              Movies & Entertainment -- 0.2%
  1,433,083          5.25            NR/NR    Christie/AIX, Inc., Term Loan, 3/31/16       $    1,424,126
  1,695,750          4.50            B+/NR    Live Nation Entertainment, Term B Loan,
                                              10/20/16                                          1,684,445
                                                                                           --------------
                                                                                           $    3,108,571
                                                                                           --------------
                                              Total Media                                  $    7,741,486
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                              Pioneer Bond Fund | Annual Report | 6/30/10     43

-------------------------------------------------------------------------------------------------------
              Floating         S&P/Moody's
Principal     Rate (d)         Ratings
Amount ($)    (unaudited)      (unaudited)                                               Value
-------------------------------------------------------------------------------------------------------
                                              RETAILING -- 0.1%
                                              Automotive Retail -- 0.1%
  1,250,000          0.00            NR/NR    Autotrader.com, Inc., Tranche B Term
                                              Loan, 5/30/16                              $    1,252,344
                                                                                         --------------
                                              Total Retailing                            $    1,252,344
-------------------------------------------------------------------------------------------------------
                                              FOOD & DRUG RETAILING -- 0.0%
                                              Food Retail -- 0.0%
    354,076          2.85          BB-/Ba3    Pinnacle Foods, Inc., Term Loan, 4/19/14   $      332,641
                                                                                         --------------
                                              Total Food & Drug Retailing                $      332,641
-------------------------------------------------------------------------------------------------------
                                              HEALTH CARE EQUIPMENT & SERVICES -- 1.2%
                                              Health Care Facilities -- 0.7%
  1,655,850          6.50            B+/B1    Ardent Health Services LLC, Term Loan,
                                              7/19/15                                    $    1,612,901
    111,403          2.79          BB-/Ba3    CHS/Community Health Systems, Inc.,
                                              Delayed Draw Term Loan, 7/25/14                   104,176
  2,171,359          2.79          BB-/Ba3    CHS/Community Health Systems, Inc.,
                                              Funded Term Loan, 7/25/14                       2,030,492
    572,021          2.35           B+/Ba2    Hanger Orthopedic Group, Inc., Tranche B
                                              Term Loan, 5/26/13                                555,575
    747,900          2.78          BB+/Ba2    HCA, Inc., Tranche B1 Term Loan,
                                              11/18/13                                          706,978
  1,793,613          3.78          BB+/Ba2    HCA, Inc., Tranche B2 Term Loan,
                                              3/17/17                                         1,717,805
    529,292          2.20           B+/Ba2    Psychiatric Solutions, Inc., Term Loan,
                                              7/2/12                                            524,329
    170,690          2.29           B+/Ba2    Sun Health Care Group, Inc., Synthetic
                                              Term Loan, 4/19/14                                165,334
  1,182,337          2.45           B+/Ba2    Sun Health Care Group, Inc., Term Loan,
                                              4/19/14                                         1,145,241
                                                                                         --------------
                                                                                         $    8,562,831
-------------------------------------------------------------------------------------------------------
                                              Health Care Services -- 0.2%
  2,786,624          2.60            NR/NR    Catalent Pharma Solutions, Inc., Dollar
                                              Term Loan, 4/10/14                         $    2,513,187
-------------------------------------------------------------------------------------------------------
                                              Health Care Supplies -- 0.3%
    544,670          3.60           BB-/B1    Bausch & Lomb, Inc., Delayed Draw Term
                                              Loan, 4/24/15                              $      514,107
  2,248,835          3.65           BB-/B1    Bausch & Lomb, Inc., Parent Term Loan,
                                              4/24/15                                         2,122,645
  1,507,477          3.51           BB/Ba2    Biomet, Inc., Dollar Term Loan, 3/25/15         1,452,171
                                                                                         --------------
                                                                                         $    4,088,923
-------------------------------------------------------------------------------------------------------
                                              Health Care Technology -- 0.0%
    470,364          5.25            NR/NR    IMS Health, Inc., Tranche B Dollar Term
                                              Loan, 11/9/16                              $      467,963
                                                                                         --------------
                                              Total Health Care Equipment & Services     $   15,632,904
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


44  Pioneer Bond Fund | Annual Report | 6/30/10

------------------------------------------------------------------------------------------------------
              Floating         S&P/Moody's
Principal     Rate (d)         Ratings
Amount ($)    (unaudited)      (unaudited)                                              Value
------------------------------------------------------------------------------------------------------
                                              PHARMACEUTICALS & BIOTECHNOLOGY -- 0.2%
                                              Biotechnology -- 0.2%
    702,034          5.50            NR/B1    Warner Chilcott Corp., Term A Loan,
                                              10/30/14                                  $      701,683
    330,790          5.75            NR/B1    Warner Chilcott Corp., Term B1 Loan,
                                              4/30/15                                          330,414
    550,825          5.75            NR/B1    Warner Chilcott Corp., Term B2 Loan,
                                              4/30/15                                          550,199
    910,425          5.75            NR/B1    Warner Chilcott Corp., Term B3 Loan,
                                              4/30/15                                          910,197
                                                                                        --------------
                                                                                        $    2,492,493
                                                                                        --------------
                                              Total Pharmaceuticals & Biotechnology     $    2,492,493
------------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 0.5%
                                              Diversified Financial Services -- 0.1%
    496,231          3.35            B-/B1    Ceva Group Plc, EGL Term Loan, 11/4/13    $      433,582
    700,875          3.60           NR/Ba1    Metavante Corp., Term Loan, 11/3/14              696,787
                                                                                        --------------
                                                                                        $    1,130,369
------------------------------------------------------------------------------------------------------
                                              Specialized Finance -- 0.4%
  4,121,006          3.79            NR/NR    Charter Communications Operations, Term
                                              C Loan, 9/8/16                            $    3,847,251
    985,000          4.75         BBB-/Ba2    MSCI, Inc., Term Loan, 6/1/16                    985,821
                                                                                        --------------
                                                                                        $    4,833,072
                                                                                        --------------
                                              Total Diversified Financials              $    5,963,441
------------------------------------------------------------------------------------------------------
                                              INSURANCE -- 0.1%
                                              Insurance Brokers -- 0.1%
    330,480          3.03             B/NR    HUB International Holdings, Delayed Draw
                                              Term Loan, 6/13/14                        $      295,780
  1,470,243          3.03             B/NR    HUB International Holdings, Initial Term
                                              Loan, 6/13/14                                  1,315,868
                                                                                        --------------
                                                                                        $    1,611,648
                                                                                        --------------
                                              Total Insurance                           $    1,611,648
------------------------------------------------------------------------------------------------------
                                              SOFTWARE & SERVICES -- 0.3%
                                              Application Software -- 0.0%
    388,000          2.35            B/Ba3    Nuance Communications, Inc.,
                                              Incremental Term Loan, 3/29/13            $      369,328
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                              Pioneer Bond Fund | Annual Report | 6/30/10     45

---------------------------------------------------------------------------------------------------------
              Floating         S&P/Moody's
Principal     Rate (d)         Ratings
Amount ($)    (unaudited)      (unaudited)                                                 Value
---------------------------------------------------------------------------------------------------------
                                              IT Consulting & Other Services -- 0.3%
     87,834          2.79            BB/B1    Keane International, Inc., Synthetic Term
                                              Loan, 6/4/13                                 $       80,588
  1,125,798          2.79            BB/B1    Keane International, Inc., Closing Date
                                              Term Loan, 6/4/13                                 1,032,920
  2,388,131          2.10           BB/Ba3    Sungard Data Systems, Inc., Tranche A
                                              U.S. Term Loan, 2/28/14                           2,253,799
                                                                                           --------------
                                                                                           $    3,367,307
---------------------------------------------------------------------------------------------------------
                                              Systems Software -- 0.0%
    381,319          5.25          BB-/Ba3    Dealer Computer Service, Term Loan,
                                              4/1/17                                       $      378,062
                                                                                           --------------
                                              Total Software & Services                    $    4,114,697
---------------------------------------------------------------------------------------------------------
                                              TECHNOLOGY HARDWARE & EQUIPMENT -- 0.3%
                                              Electronic Components -- 0.3%
    505,034          2.55           NR/Ba1    Flextronics Semiconductor, A1A Delayed
                                              Draw Term Loan, 10/1/14                      $      469,261
    321,429          2.60           NR/Ba1    Flextronics Semiconductor, A2 Delayed
                                              Draw Term Loan, 10/1/14                             298,929
    375,000          2.60           NR/Ba1    Flextronics Semiconductor, A3 Delayed
                                              Draw Term Loan, 10/1/14                             348,750
  2,732,504          2.54           NR/Ba1    Flextronics Semiconductor, Closing Date
                                              Loan, 10/1/14                                     2,538,953
                                                                                           --------------
                                                                                           $    3,655,893
                                                                                           --------------
                                              Total Technology Hardware & Equipment        $    3,655,893
---------------------------------------------------------------------------------------------------------
                                              SEMICONDUCTORS -- 0.4%
                                              Semiconductor Equipment -- 0.3%
  3,985,704          3.69           B+/Ba3    Aeroflex, Inc., Tranche B1 Term Loan,
                                              8/15/14                                      $    3,736,597
---------------------------------------------------------------------------------------------------------
                                              Semiconductors -- 0.1%
  1,535,000          4.75           BB/Ba2    Intersil Corp., Term Loan, 4/27/16           $    1,533,841
                                                                                           --------------
                                              Total Semiconductors                         $    5,270,438
---------------------------------------------------------------------------------------------------------
                                              TELECOMMUNICATION SERVICES -- 0.4%
                                              Integrated Telecommunication Services -- 0.3%
    428,925          6.50           BB/Ba3    Cincinnati Bell, Inc., Tranche B Term Loan,
                                              5/12/17                                      $      417,398
  2,976,268          3.35            NR/NR    Telesat Canada, Inc., U.S. Term I Loan,
                                              10/31/14                                          2,847,296
    255,650          3.35            NR/NR    Telesat Canada, Inc., U.S. Term II Loan,
                                              10/31/14                                            244,572
                                                                                           --------------
                                                                                           $    3,509,266
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


46  Pioneer Bond Fund | Annual Report | 6/30/10

------------------------------------------------------------------------------------------------------------------
              Floating         S&P/Moody's
Principal     Rate (d)         Ratings
Amount ($)    (unaudited)      (unaudited)                                                          Value
------------------------------------------------------------------------------------------------------------------
                                              Wireless Telecommunication Services -- 0.1%
  1,180,000          3.29            B+/B3    Intelsat Jackson Holdings, Ltd., Term Loan,
                                              2/1/14                                                $    1,089,730
                                                                                                    --------------
                                              Total Telecommunication Services                      $    4,598,996
------------------------------------------------------------------------------------------------------------------
                                              UTILITIES -- 0.5%
                                              Electric Utilities -- 0.2%
    397,000          3.85         BBB-/Ba1    Texas Competitive Electric Holdings,
                                              Delayed Draw Term Loan, 10/10/14                      $      291,866
  3,831,766          3.98         BBB-/Ba1    Texas Competitive Electric Holdings, Initial
                                              Tranche B2 Term Loan, 10/10/14                             2,842,692
                                                                                                    --------------
                                                                                                    $    3,134,558
------------------------------------------------------------------------------------------------------------------
                                              Independent Power Producer & Energy Traders -- 0.3%
  3,461,508          3.42            B+/B1    Calpine Corp., 1st Priority Term Loan,
                                              3/29/14                                               $    3,175,453
                                                                                                    --------------
                                              Total Utilities                                       $    6,310,011
------------------------------------------------------------------------------------------------------------------
                                              TOTAL SENIOR FLOATING RATE LOAN
                                              INTERESTS
                                              (Cost $99,468,771)                                    $   97,769,153
------------------------------------------------------------------------------------------------------------------
                                              TEMPORARY CASH INVESTMENTS -- 5.2%
                                              Repurchase Agreement -- 4.6%
 19,430,000                                   BNP Paribas SA, 0.03%, dated 6/30/10,
                                              repurchase price of $19,430,000 plus
                                              accrued interest on 7/1/10 collateralized
                                              by the following:
                                              $14,359,755 Freddie Mac Giant,
                                              5.5%, 1/1/36
                                              $5,458,845 Federal National Mortgage
                                              Association, 6.0%, 12/1/37                            $   19,430,000
 19,430,000                                   JPMorgan, Inc., 0.03%, dated 6/30/10,
                                              repurchase price of $19,430,000 plus
                                              accrued interest on 7/1/10 collateralized
                                              by $19,818,964 Federal National
                                              Mortgage Association, 5.5 - 7.5%,
                                              2/1/29 - 6/1/38                                           19,430,000
 19,430,000                                   Societe Generale SA, 0.03%, dated
                                              6/30/10, repurchase price of
                                              $19,430,000 plus accrued interest on
                                              7/1/10 collateralized by the following:
                                              $14,841,021 Federal National
                                              Mortgage Association, 4.5 - 5.0%,
                                              1/1/25 - 12/1/36
                                              $4,977,579 Federal National Mortgage
                                              Association (ARM), 4.82%, 7/1/35                          19,430,000
                                                                                                    --------------
                                                                                                    $   58,290,000
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                              Pioneer Bond Fund | Annual Report | 6/30/10     47

---------------------------------------------------------------------------------------------------------
              Floating         S&P/Moody's
Principal     Rate (d)         Ratings
Amount ($)    (unaudited)      (unaudited)                                                 Value
---------------------------------------------------------------------------------------------------------
                                             SECURITIES LENDING COLLATERAL -- 0.6% (c)
                                             Certificates of Deposit:
    212,756                                  Bank of Nova Scotia, 0.47%, 9/7/10            $      212,756
    212,756                                  Barclays, 0.30%, 7/23/10                             212,756
    234,031                                  CBA Financial, 0.56%, 1/3/11                         234,031
    212,756                                  Deutschebank, 0.30%, 7/19/10                         212,756
    127,653                                  DnB NOR Bank ASA NY, 0.49%, 8/26/10                  127,653
    212,756                                  Rabobank Nederland NY, 0.23%, 7/6/10                 212,756
    212,756                                  Royal Bank of Canada, 0.26%, 1/21/11                 212,756
    212,756                                  Svenska NY, 0.265%, 7/19/10                          212,756
                                                                                           --------------
                                                                                           $    1,638,220
---------------------------------------------------------------------------------------------------------
                                             Commercial Paper:
    127,653                                  American Honda Finance, 0.38%, 5/4/11         $      127,653
     85,102                                  American Honda Finance,
                                             0.38%, 4/15/11                                        85,102
     28,147                                  Caterpillar Financial Services,
                                             0.47%, 8/20/10                                        28,147
    212,795                                  Federal Home Loan Bank, 0.31%, 6/1/11                212,795
     85,090                                  NABPP, 0.28%, 7/19/10                                 85,090
    106,331                                  PARFIN, 0.39%, 8/11/10                               106,331
    212,747                                  SOCNAM, 0.28%, 7/6/10                                212,747
    170,089                                  CHARF, 0.46%, 8/23/10                                170,089
    127,555                                  CLIPPR, 0.45%, 9/1/10                                127,555
     88,552                                  FAIRPP, 0.50%, 8/16/10                                88,552
    106,292                                  FASCO, 0.46%, 9/2/10                                 106,292
     97,782                                  FASCO, 0.45%, 9/9/10                                  97,782
    148,923                                  SRCPP, 0.26%, 7/7/10                                 148,923
    149,277                                  STRAIT, 0.43%, 8/23/10                               149,277
    102,640                                  TBLLC, 0.40%, 8/9/10                                 102,640
    212,713                                  Varfun, 0.29%, 7/26/10                               212,713
    192,355                                  CME, Inc., 1.00%, 8/6/10                             192,355
     63,839                                  GE Capital Corp., 0.64%, 8/20/10                      63,839
     23,030                                  GE Capital Corp., 0.40%, 10/21/10                     23,030
     23,189                                  GE Capital Corp., 0.35%, 10/6/10                      23,189
    106,367                                  GE, 0.37%, 1/26/11                                   106,367
     21,257                                  GE Capital Corp., 0.33%, 6/6/11                       21,257
     23,723                                  John Deere Capital Corp.,
                                             0.32%, 7/16/10                                        23,723
    179,916                                  JPMorgan Chase & Co., 0.57%, 9/24/10                 179,916
    241,205                                  Santander, 0.30%, 7/23/10                            241,205
    212,756                                  Toyota Motor Credit Corp.,
                                             0.35%, 1/10/11                                       212,756
    127,661                                  Wachovia, 0.64%, 3/22/11                             127,661

The accompanying notes are an integral part of these financial statements.


48  Pioneer Bond Fund | Annual Report | 6/30/10

---------------------------------------------------------------------------------------------------------
              Floating         S&P/Moody's
Principal     Rate (d)         Ratings
Amount ($)    (unaudited)      (unaudited)                                                Value
---------------------------------------------------------------------------------------------------------
                                             Commercial Paper -- (continued)
     59,578                                  Wal-Mart Stores, Inc., 0.22%, 7/1/10         $       59,578
     85,088                                  WFC, 0.60%, 12/2/10                                  85,088
    212,756                                  WESTPAC, 0.39%, 11/5/10                             212,756
                                                                                          ---------------
                                                                                          $    3,634,408
---------------------------------------------------------------------------------------------------------
                                             Tri-party Repurchase Agreements:
    266,923                                  Barclays, 0.1%, 7/1/10                       $      266,923
    531,889                                  Deutsche Bank, 0.3%, 7/1/10                         531,889
    638,267                                  RBS Securities, Inc., 0.5%, 7/1/10                  638,267
                                                                                          ---------------
                                                                                          $    1,437,079
---------------------------------------------------------------------------------------------------------
Shares
---------------------------------------------------------------------------------------------------------
                                             Money Market Mutual Funds
    319,134                                  Blackrock Liquidity Temp Cash Fund           $      319,134
    319,134                                  Dreyfus Preferred Money Market Fund                 319,134
                                                                                          ---------------
                                                                                          $      638,268
                                                                                          ---------------
                                             Total Securities Lending Collateral          $    7,347,975
---------------------------------------------------------------------------------------------------------
                                             TOTAL TEMPORARY CASH INVESTMENTS
                                             (Cost $65,637,975)                           $   65,637,975
---------------------------------------------------------------------------------------------------------
                                             TOTAL INVESTMENT IN SECURITIES -- 102.5%
                                             (Cost $1,247,788,510) (a)                    $1,294,704,229
---------------------------------------------------------------------------------------------------------
                                             OTHER ASSETS AND
                                             LIABILITIES -- (2.5)%                        $  (31,990,067)
---------------------------------------------------------------------------------------------------------
                                             TOTAL NET ASSETS -- 100.0%                   $1,262,714,162
=========================================================================================================

*      Non-income producing security.

NR     Not rated by either S&P or Moody's.

WR     Withdrawn rating.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2010, the value of these securities amounted to $88,449,458 or 7.0% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

The accompanying notes are an integral part of these financial statements.


                              Pioneer Bond Fund | Annual Report | 6/30/10     49

(a) At June 30, 2010, the net unrealized gain on investments based on cost for federal income tax purposes of $1,248,074,919 was as follows:


       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $76,741,320
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                             (30,112,010)
                                                                                   -----------
       Net unrealized gain                                                         $46,629,310
                                                                                   ===========

(b)    At June 30, 2010, the following securities were out on loan:

----------------------------------------------------------------------------------------------
       Principal
       Amount ($)    Security                                                       Value
----------------------------------------------------------------------------------------------
       1,100,000     BP Capital Markets Plc, 5.25%, 11/7/13                         $1,011,230
         850,000     Branch Banking & Trust Co., 4.875%, 1/15/13                       902,785
         400,000     Brocade Communications, 6.875%, 1/15/20 (144A)                    397,000
       1,000,000     Caterpillar, Inc., 7.9%, 12/15/18                               1,285,300
       1,719,000     GATX Financial Corp., 6.0%, 2/15/18                             1,830,563
         400,000     Intergen NV, 9.0%, 6/30/17                                        398,000
          90,000     Petroplus Finance, 7.0%, 5/1/17 (144A)                             73,350
       1,262,000     Transocean Sedco, 1.625%, 12/15/37                              1,222,499
----------------------------------------------------------------------------------------------
                     Total                                                          $7,120,727
==============================================================================================

(c)    Securities lending collateral is managed by Credit Suisse AG, New York
       Branch.

(d) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(e)    Security is in default and is non-income producing.

(f) Security is valued using fair value methods (other than prices supplied by independent pricing services).

Purchases and sales of securities (excluding temporary cash investments) for the year ended June 30, 2010 were as follows:

--------------------------------------------------------------------------------
                                                   Purchases         Sales
--------------------------------------------------------------------------------
 Long-Term U.S. Government                        $177,119,970      $270,125,305
 Other Long-Term Securities                       $406,317,585      $188,503,578

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 --   quoted prices in active markets for identical securities
  Level 2 --   other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 --   significant unobservable inputs (including the Fund's own
               assumptions in determining fair value of investments)

The accompanying notes are an integral part of these financial statements.


50  Pioneer Bond Fund | Annual Report | 6/30/10

The following is a summary of the inputs used as of June 30, 2010, in valuing the Fund's assets:

-----------------------------------------------------------------------------------------------------------
                                         Level 1          Level 2              Level 3      Total
-----------------------------------------------------------------------------------------------------------
 Convertible Corporate Bonds             $       --       $    7,705,331       $     --     $    7,705,331
 Preferred Stocks
 (Diversified Financials)                 4,176,800                   --             --          4,176,800
 Preferred Stocks (Insurance)             3,037,550                   --             --          3,037,550
 Preferred Stocks (Banks)                        --            2,932,750             --          2,932,750
 Preferred Stocks (Real Estate)                  --            7,510,600             --          7,510,600
 Common Stock                             1,261,110                   --             --          1,261,110
 Asset Backed Securities                         --           74,326,309             --         74,326,309
 Collateralized Mortgage Obligations             --          225,443,974        232,963        225,676,937
 Corporate Bonds                                 --          494,564,873             --        494,564,873
 U.S. Government Agency Obligations              --          296,655,566             --        296,655,566
 Foreign Government Bonds                        --              677,199             --            677,199
 Municipal Bonds                                 --           12,772,076             --         12,772,076
 Senior Floating Rate Loan Interests             --           97,769,153             --         97,769,153
 Rights/Warrants                                 --                   --             --                 --
 Temporary Cash Investments                      --           64,999,707             --         64,999,707
 Money Market Mutual Funds                  638,268                   --             --            638,268
-----------------------------------------------------------------------------------------------------------
  Total                                  $9,113,728       $1,285,357,538       $232,963     $1,294,704,229
===========================================================================================================

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

----------------------------------------------------------------------------------------------------------
                                                                                             Collateralized
                                                                          Asset Backed       Mortgage
                                                                          Securities         Obligations
----------------------------------------------------------------------------------------------------------
 Balance as of 6/30/09                                                    $ 3,070,286        $132,478
 Realized gain (loss)(1)                                                        1,483              --
 Change in unrealized appreciation (depreciation)(2)                         (833,563)        100,485
 Net purchases (sales)                                                        (66,376)             --
 Transfers in and out of Level(3)                                          (2,171,830)             --
----------------------------------------------------------------------------------------------------------
 Balance as of 6/30/10                                                    $        --        $232,963
==========================================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.


(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.


The accompanying notes are an integral part of these financial statements.


                              Pioneer Bond Fund | Annual Report | 6/30/10     51

Statement of Assets and Liabilities | 6/30/10

ASSETS:
  Investment in securities (including securities loaned of $7,120,727)
   (cost $1,247,788,510)                                                   $1,294,704,229
  Cash                                                                          8,063,047
  Receivables --
   Investment securities sold                                                  16,116,678
   Fund shares sold                                                            10,532,515
   Dividends and interest                                                      11,213,233
   Due from Pioneer Investment Management, Inc.                                    96,668
  Other                                                                            25,185
-----------------------------------------------------------------------------------------
     Total assets                                                          $1,340,751,555
-----------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                         $   54,201,090
   Fund shares repurchased                                                     14,139,220
   Dividends                                                                    2,042,692
   Upon return of securities loaned                                             7,347,975
  Due to affiliates                                                               200,775
  Accrued expenses                                                                105,641
-----------------------------------------------------------------------------------------
     Total liabilities                                                     $   78,037,393
-----------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                          $1,247,557,895
  Distributed in excess of net investment income                                 (236,147)
  Accumulated net realized loss on investments                                (31,523,305)
  Net unrealized gain on investments                                           46,915,719
-----------------------------------------------------------------------------------------
     Total net assets                                                      $1,262,714,162
=========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $420,706,210/44,554,593 shares)                        $         9.44
  Class B (based on $27,341,517/2,913,400 shares)                          $         9.38
  Class C (based on $81,891,734/8,767,461 shares)                          $         9.34
  Class R (based on $18,185,532/1,909,242 shares)                          $         9.52
  Class Y (based on $713,868,727/76,271,989 shares)                        $         9.36
  Class Z (based on $720,442/76,116 shares)                                $         9.46
MAXIMUM OFFERING PRICE:
  Class A ($9.44 [divided by] 95.5%)                                       $         9.88
=========================================================================================

The accompanying notes are an integral part of these financial statements.


52  Pioneer Bond Fund | Annual Report | 6/30/10

Statement of Operations

For the Year Ended 6/30/10

INVESTMENT INCOME:
  Dividends                                                 $  632,332
  Interest                                                  65,665,834
  Income from securities loaned, net                            76,066
-----------------------------------------------------------------------------------------
     Total investment income                                                 $ 66,374,232
-----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $5,710,769
  Transfer agent fees
   Class A                                                     374,697
   Class B                                                      97,538
   Class C                                                      67,657
   Class R                                                       4,101
   Class Y                                                     129,934
   Class Z                                                         249
  Distribution fees
   Class A                                                     883,986
   Class B                                                     305,496
   Class C                                                     688,633
   Class R                                                      88,313
  Shareholder communications expense                           752,870
  Administrative reimbursements                                377,327
  Custodian fees                                                45,073
  Registration fees                                            153,649
  Professional fees                                            118,180
  Printing expense                                              95,922
  Fees and expenses of nonaffiliated trustees                   28,768
  Miscellaneous                                                125,960
-----------------------------------------------------------------------------------------
     Total expenses                                                          $ 10,049,122
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                               (811,656)
-----------------------------------------------------------------------------------------
     Net expenses                                                            $  9,237,466
-----------------------------------------------------------------------------------------
       Net investment income                                                 $ 57,136,766
-----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                           $  5,747,467
-----------------------------------------------------------------------------------------
  Change in net unrealized gain on investments                               $ 93,558,179
-----------------------------------------------------------------------------------------
  Net gain on investments                                                    $ 99,305,646
-----------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                       $156,442,412
=========================================================================================

The accompanying notes are an integral part of these financial statements.


                              Pioneer Bond Fund | Annual Report | 6/30/10     53

Statements of Changes in Net Assets

For the Years Ended 6/30/10 and 6/30/09, respectively

----------------------------------------------------------------------------------------------------
                                                                 Year Ended           Year Ended
                                                                 6/30/10              6/30/09
----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                            $   57,136,766       $   53,558,886
Net realized gain (loss) on investments                               5,747,467           (4,267,378)
Change in net unrealized gain (loss) on investments                  93,558,179          (23,773,754)
----------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations          $  156,442,412       $   25,517,754
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.44 and $0.55 per share, respectively)             $  (16,791,891)      $  (17,975,138)
   Class B ($0.34 and $0.47 per share, respectively)                 (1,152,065)          (1,730,327)
   Class C ($0.35 and $0.48 per share, respectively)                 (2,598,981)          (2,394,084)
   Class R ($0.41 and $0.53 per share, respectively)                   (773,008)            (800,978)
   Class Y ($0.45 and $0.58 per share, respectively)                (34,242,342)         (36,661,955)
   Class Z ($0.46 and $0.58 per share, respectively)                    (27,059)             (12,170)
Net realized gain:
   Class A ($0.00 and $0.11 per share, respectively)                         --           (3,453,124)
   Class B ($0.00 and $0.11 per share, respectively)                         --             (396,155)
   Class C ($0.00 and $0.11 per share, respectively)                         --             (501,217)
   Class R ($0.00 and $0.11 per share, respectively)                         --             (153,607)
   Class Y ($0.00 and $0.11 per share, respectively)                         --           (6,405,050)
   Class Z ($0.00 and $0.11 per share, respectively)                         --               (1,237)
----------------------------------------------------------------------------------------------------
     Total distributions to shareowners                          $  (55,585,346)      $  (70,485,042)
----------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                 $  512,301,758       $  384,747,141
Shares issued in reorganization                                              --          108,889,002
Reinvestment of distributions                                        24,975,542           34,561,507
Cost of shares repurchased                                         (385,687,490)        (530,397,256)
----------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from Fund
     share transactions                                          $  151,589,810       $   (2,199,606)
----------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                         $  252,446,876       $  (47,166,894)
NET ASSETS:
Beginning of year                                                 1,010,267,286        1,057,434,180
----------------------------------------------------------------------------------------------------
End of year                                                      $1,262,714,162       $1,010,267,286
----------------------------------------------------------------------------------------------------
Distributions in excess of net investment income                 $     (236,147)      $   (2,829,782)
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


54  Pioneer Bond Fund | Annual Report | 6/30/10

---------------------------------------------------------------------------------------------------
                                      '10 Shares      '10 Amount       '09 Shares      '09 Amount
---------------------------------------------------------------------------------------------------
Class A
Shares sold                             21,985,150     $203,489,130     15,553,093     $132,784,018
Shares issued in reorganization                 --               --      4,425,282       37,482,135
Reinvestment of distributions            1,317,083       12,121,485      1,731,953       14,470,158
Less shares repurchased                (15,830,311)    (145,512,861)   (13,868,617)    (117,130,438)
---------------------------------------------------------------------------------------------------
   Net increase                          7,471,922     $ 70,097,754      7,841,711     $ 67,605,873
===================================================================================================
Class B
Shares sold                                726,217     $  6,600,255      1,505,037     $ 12,681,671
Reinvestment of distributions               99,213          904,650        194,697        1,616,128
Less shares repurchased                 (1,612,539)     (14,702,859)    (1,768,893)     (14,896,110)
---------------------------------------------------------------------------------------------------
   Net decrease                           (787,109)    $ (7,197,954)       (69,159)    $   (598,311)
===================================================================================================
Class C
Shares sold                              4,303,908     $ 39,005,155      4,636,458     $ 38,745,573
Reinvestment of distributions              180,063        1,639,251        201,354        1,663,357
Less shares repurchased                 (1,928,805)     (17,523,873)    (2,594,613)     (21,719,772)
---------------------------------------------------------------------------------------------------
   Net increase                          2,555,166     $ 23,120,533      2,243,199     $ 18,689,158
===================================================================================================
Class R
Shares sold                                904,665     $  8,267,967      1,668,291     $ 14,324,093
Reinvestment of distributions               57,659          534,364         94,300          794,045
Less shares repurchased                   (821,575)      (7,571,493)    (1,220,449)     (10,440,197)
---------------------------------------------------------------------------------------------------
   Net increase                            140,749     $  1,230,838        542,142     $  4,677,941
===================================================================================================
Class Y
Shares sold                             28,285,000     $254,508,292     22,039,575     $185,940,489
Shares issued in reorganization                 --               --      8,500,817       71,406,867
Reinvestment of distributions            1,070,227        9,769,546      1,925,529       16,016,659
Less shares repurchased                (22,010,808)    (200,233,538)   (42,239,439)    (366,207,372)
---------------------------------------------------------------------------------------------------
   Net increase (decrease)               7,344,419     $ 64,044,300     (9,773,518)    $(92,843,357)
===================================================================================================
Class Z
Shares sold                                 46,777     $    430,959         33,110     $    271,297
Reinvestment of distributions                  673            6,246            136            1,160
Less shares repurchased                    (15,424)        (142,866)          (404)          (3,367)
---------------------------------------------------------------------------------------------------
   Net increase                             32,026     $    294,339         32,842     $    269,090
===================================================================================================

The accompanying notes are an integral part of these financial statements.


                              Pioneer Bond Fund | Annual Report | 6/30/10     55

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------
                                                                Year        Year           Year        Year        Year
                                                                Ended       Ended          Ended       Ended       Ended
                                                                6/30/10     6/30/09        6/30/08     6/30/07     6/30/06
-----------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                            $   8.63    $   9.10       $   8.95    $   8.89    $   9.40
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                          $   0.45    $   0.50       $   0.43    $   0.40    $   0.35
 Net realized and unrealized gain (loss) on investments             0.80       (0.31)          0.16        0.07       (0.47)
-----------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations            $   1.25    $   0.19       $   0.59    $   0.47    $  (0.12)
Distributions to shareowners:
 Net investment income                                             (0.44)      (0.55)         (0.44)      (0.41)      (0.39)
 Net realized gain                                                    --       (0.11)            --          --          --
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $   0.81    $  (0.47)      $   0.15    $   0.06    $  (0.51)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $   9.44    $   8.63       $   9.10    $   8.95    $   8.89
=============================================================================================================================
Total return*                                                      14.71%       2.65%          6.64%       5.31%      (1.25)%
Ratio of net expenses to average net assets+                        0.85%       0.89%(a)       1.00%       1.00%       1.00%
Ratio of net investment income to average net assets+               4.86%       5.88%          4.60%       4.48%       3.91%
Portfolio turnover rate                                               41%         34%            73%         31%         60%
Net assets, end of period (in thousands)                        $420,706    $320,036       $265,959    $284,592    $208,454
Ratios with no waiver of fees and assumption of expenses
 by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                       1.07%       1.09%          1.04%       1.00%       1.11%
 Net investment income                                              4.64%       5.68%          4.56%       4.48%       3.80%
Ratios with waiver of fees and assumption of expenses
 by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                       0.85%       0.89%(a)       1.00%       1.00%       1.00%
 Net investment income                                              4.86%       5.88%          4.60%       4.48%       3.91%
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratio with no reduction for fees paid indirectly.
(a) On October 1, 2008, Pioneer contractually lowered Class A shares' expense limitation from 1.00% to 0.85% of the average daily net assets attributable to Class A shares. The expense limit will be in effect through November 1, 2013.

The accompanying notes are an integral part of these financial statements.


56  Pioneer Bond Fund | Annual Report | 6/30/10

-------------------------------------------------------------------------------------------------------------------------

                                                                 Year        Year       Year        Year        Year
                                                                 Ended       Ended      Ended       Ended       Ended
                                                                 6/30/10     6/30/09    6/30/08     6/30/07     6/30/06
-------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                             $  8.58     $  9.05    $  8.90     $  8.85     $  9.36
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                           $  0.35     $  0.42    $  0.34     $  0.33     $  0.27
 Net realized and unrealized gain (loss) on investments             0.79       (0.31)      0.16        0.05       (0.47)
-------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations             $  1.14     $  0.11    $  0.50     $  0.38     $ (0.20)
Distributions to shareowners:
 Net investment income                                             (0.34)      (0.47)     (0.35)      (0.33)      (0.31)
 Net realized gain                                                    --       (0.11)        --          --          --
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $  0.80     $ (0.47)   $  0.15     $  0.05     $ (0.51)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $  9.38     $  8.58    $  9.05     $  8.90     $  8.85
=========================================================================================================================
Total return*                                                      13.47%       1.62%      5.70%       4.26%      (2.14)%
Ratio of net expenses to average net assets+                        1.90%       1.90%      1.90%       1.92%       1.90%
Ratio of net investment income to average net assets+               3.89%       4.90%      3.72%       3.55%       3.06%
Portfolio turnover rate                                               41%         34%        73%         31%         60%
Net assets, end of period (in thousands)                         $27,342     $31,738    $34,106     $36,366     $49,552
Ratios with no waiver of fees and assumption of expenses
 by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                       1.98%       1.99%      1.90%       2.02%       1.99%
 Net investment income                                              3.81%       4.81%      3.72%       3.45%       2.97%
Ratios with waiver of fees and assumption of expenses
 by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                       1.90%       1.90%      1.89%       1.90%       1.90%
 Net investment income                                              3.89%       4.90%      3.73%       3.57%       3.06%
=========================================================================================================================


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+  Ratio with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.


                               Pioneer Bond Fund | Annual Report | 6/30/10    57

------------------------------------------------------------------------------------------------------------------------
                                                                 Year        Year       Year        Year        Year
                                                                 Ended       Ended      Ended       Ended       Ended
                                                                 6/30/10     6/30/09    6/30/08     6/30/07     6/30/06
------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                             $  8.54     $  9.02    $  8.87     $  8.81     $  9.32
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                           $  0.37     $  0.42    $  0.35     $  0.33     $  0.28
 Net realized and unrealized gain (loss) on investments             0.78       (0.31)      0.16        0.06       (0.47)
------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations             $  1.15     $  0.11    $  0.51     $  0.39     $ (0.19)
Distributions to shareowners:
 Net investment income                                             (0.35)      (0.48)     (0.36)      (0.33)      (0.32)
 Net realized gain                                                    --       (0.11)        --          --          --
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $  0.80     $ (0.48)   $  0.15     $  0.06     $ (0.51)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $  9.34     $  8.54    $  9.02     $  8.87     $  8.81
========================================================================================================================
Total return*                                                      13.63%       1.62%      5.80%       4.39%      (2.08)%
Ratio of net expenses to average net assets+                        1.79%       1.83%      1.82%       1.85%       1.89%
Ratio of net investment income to average net assets+               3.91%       4.93%      3.79%       3.62%       3.07%
Portfolio turnover rate                                               41%         34%        73%         31%         60%
Net assets, end of period (in thousands)                         $81,892     $53,045    $35,784     $30,934     $35,942
Ratios with no waiver of fees and assumption of expenses
 by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                       1.79%       1.83%      1.82%       1.85%       1.89%
 Net investment income                                              3.91%       4.93%      3.79%       3.62%       3.07%
Ratios with waiver of fees and assumption of expenses
 by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                       1.79%       1.83%      1.82%       1.84%       1.89%
 Net investment income                                              3.91%       4.93%      3.79%       3.63%       3.07%
========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+  Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


58  Pioneer Bond Fund | Annual Report | 6/30/10

-----------------------------------------------------------------------------------------------------------------------
                                                                 Year        Year       Year        Year        Year
                                                                 Ended       Ended      Ended       Ended       Ended
                                                                 6/30/10     6/30/09    6/30/08     6/30/07     6/30/06
-----------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                             $  8.71     $  9.18    $  9.05     $ 8.99      $ 9.50
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                           $  0.42     $  0.48    $  0.40     $ 0.39      $ 0.34
 Net realized and unrealized gain (loss) on investments             0.80       (0.31)      0.15       0.06       (0.47)
-----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations             $  1.22     $  0.17    $  0.55     $ 0.45      $(0.13)
Distributions to shareowners:
 Net investment income                                             (0.41)      (0.53)     (0.42)     (0.39)      (0.38)
 Net realized gain                                                    --       (0.11)        --         --          --
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $  0.81     $ (0.47)   $  0.13     $ 0.06      $(0.51)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $  9.52     $  8.71    $  9.18     $ 9.05      $ 8.99
=======================================================================================================================
Total return*                                                      14.18%       2.35%      6.15%      5.04%      (1.43)%
Ratio of net expenses to average net assets+                        1.25%       1.25%      1.25%      1.25%       1.25%
Ratio of net investment income to average net assets+               4.50%       5.53%      4.35%      4.24%       3.50%
Portfolio turnover rate                                               41%         34%        73%        31%         60%
Net assets, end of period (in thousands)                         $18,186     $15,404    $11,263     $6,511      $3,042
Ratios with no waiver of fees and assumption of expenses
 by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                       1.26%       1.30%      1.31%      1.44%       1.46%
 Net investment income                                              4.49%       5.48%      4.30%      4.05%       3.29%
Ratios with waiver of fees and assumption of expenses
 by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                       1.25%       1.25%      1.25%      1.25%       1.25%
 Net investment income                                              4.50%       5.53%      4.35%      4.24%       3.50%
=======================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.
+  Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


                               Pioneer Bond Fund | Annual Report | 6/30/10    59

-------------------------------------------------------------------------------------------------------------------------
                                                                 Year        Year       Year        Year        Year
                                                                 Ended       Ended      Ended       Ended       Ended
                                                                 6/30/10     6/30/09    6/30/08     6/30/07     6/30/06
-------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                             $   8.55    $   9.02   $   8.88    $   8.83    $   9.33
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                           $   0.47    $   0.53   $   0.45    $   0.44    $   0.39
 Net realized and unrealized gain (loss) on investments              0.79       (0.31)      0.16        0.06       (0.46)
-------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations             $   1.26    $   0.22   $   0.61    $   0.50    $  (0.07)
Distributions to shareowners:
 Net investment income                                              (0.45)      (0.58)     (0.47)      (0.45)      (0.43)
 Net realized gain                                                     --       (0.11)        --          --          --
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $   0.81    $  (0.47)  $   0.14    $   0.05    $  (0.50)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $   9.36    $   8.55   $   9.02    $   8.88    $   8.83
=========================================================================================================================
Total return*                                                       15.06%       2.95%      6.91%       5.65%      (0.77)%
Ratio of net expenses to average net assets+                         0.61%       0.63%      0.59%       0.57%       0.58%
Ratio of net investment income to average net assets+                5.13%       6.10%      5.02%       4.89%       4.20%
Portfolio turnover rate                                                41%         34%        73%         31%         60%
Net assets, end of period (in thousands)                         $713,869    $589,661   $710,219    $613,523    $521,480
Ratios with no waiver of fees and assumption of expenses
 by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                        0.61%       0.64%      0.61%       0.57%       0.58%
 Net investment income                                               5.13%       6.09%      5.00%       4.89%       4.20%
Ratios with waiver of fees and assumption of expenses
 by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                        0.61%       0.63%      0.59%       0.57%       0.58%
 Net investment income                                               5.13%       6.10%      5.02%       4.89%       4.20%
=========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.
+  Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


60  Pioneer Bond Fund | Annual Report | 6/30/10

-----------------------------------------------------------------------------------------
                                                         Year       Year
                                                         Ended      Ended      7/6/07 (a)
                                                         6/30/10    6/30/09    to 6/30/08
-----------------------------------------------------------------------------------------
 Class Z
 Net asset value, beginning of period                    $  8.67    $  9.10    $  8.89
-----------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
  Net investment income                                  $  0.48    $  0.54    $  0.45
  Net realized and unrealized gain (loss) on investments    0.77      (0.28)      0.22
-----------------------------------------------------------------------------------------
    Net increase from investment operations              $  1.25    $  0.26    $  0.67
 Distributions to shareowners:
  Net investment income                                    (0.46)     (0.58)     (0.46)
  Net realized gain                                           --      (0.11)        --
-----------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value              $  0.79    $ (0.43)   $  0.21
-----------------------------------------------------------------------------------------
 Net asset value, end of period                          $  9.46    $  8.67    $  9.10
=========================================================================================
 Total return*                                             14.68%      3.42%      7.63%(b)
 Ratio of net expenses to average net assets+               0.63%      0.65%      0.58%**
 Ratio of net investment income to average net assets+      5.00%      5.91%      5.00%**
 Portfolio turnover rate                                      41%        34%        73%
 Net assets, end of period (in thousands)                $   720    $   382    $   102
 Ratios with no waiver of fees and assumption of
  expenses by the Adviser and no reduction for fees
  paid indirectly:
  Net expenses                                              0.63%      0.67%      0.58%**
  Net investment income                                     5.00%      5.89%      5.00%**
 Ratios with waiver of fees and assumption of expenses
  by the Adviser and reduction for fees paid indirectly:
  Net expenses                                              0.63%      0.65%      0.58%**
  Net investment income                                     5.00%      5.91%      5.00%**
=========================================================================================

(a) Class Z shares were first publicly offered on July 6, 2007.
(b) Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios with no fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


                              Pioneer Bond Fund | Annual Report | 6/30/10     61

Notes to Financial Statements | 6/30/10

1. Organization and Significant Accounting Policies

Pioneer Bond Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Fund are to seek current income consistent with preservation of capital.

The Fund offers five classes of shares designated as Class A, Class C, Class R, Class Y and Class Z shares. Class Z shares were first publicly offered on July 6, 2007. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y or Class Z shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets



62 Pioneer Bond Fund | Annual Report | 6/30/10 and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of senior loans for which no reliable price quotes are available, such senior loans will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Securities or loans for which independent third party pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees and may include yield equivalents or a pricing matrix.

   The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices. At June 30, 2010, there was one security that was valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services) representing 0.02% of net assets. Inputs used in the valuation of a security using fair value methods include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term


                              Pioneer Bond Fund | Annual Report | 6/30/10     63
   fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At June 30, 2010, the Fund had a net capital loss carryforward of $33,533,387, of which the following amounts will expire between 2011 and 2017 if not utilized: $1,504,506 in 2011, $209,164 in 2012, $3,069,321 in
   2013, $11,368,423 in 2014, $7,681,574 in 2015, $7,590,952 in 2016 and
   $2,109,447 in 2017.

   At June 30, 2010, the Fund has reclassified $1,042,215 to decrease distributions in excess of net investment income, $959,467 to increase accumulated net realized loss on investments and $82,748 to decrease paid-in capital, to reflect permanent book/tax differences. The reclassification has no impact


64 Pioneer Bond Fund | Annual Report | 6/30/10 on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

   The tax character of distributions paid during the years ended June 30, 2010 and June 30, 2009 was as follows:

--------------------------------------------------------------------------------
                                                           2010             2009
--------------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                                  $55,585,346      $59,574,652
   Long-term capital gain                                    --       10,910,390
--------------------------------------------------------------------------------
     Total                                          $55,585,346      $70,485,042
================================================================================

   The following shows the components of distributable earnings on a federal income tax basis at June 30, 2010.



--------------------------------------------------------------------------------
                                                                            2010
--------------------------------------------------------------------------------
   Distributable earnings:
   Undistributed ordinary income                                   $  1,903,129
   Capital loss carryforward                                        (33,533,387)
   Dividends payable                                                 (2,042,692)
   Unrealized appreciation                                           48,829,217
--------------------------------------------------------------------------------
     Total                                                         $ 15,156,267
================================================================================

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, interest on defaulted bonds, and the tax treatment of premium and amortization.

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned approximately $163,286 in underwriting commissions on the sale of Class A shares during the year ended June 30, 2010.

D. Class Allocations

   Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively (see Note 4). Class Y and Class Z shares do not pay distribution fees. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services,


                              Pioneer Bond Fund | Annual Report | 6/30/10     65

   Inc. (PIMSS), for its services, which are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class R, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

F. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the fair value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the fair value of the loaned securities. If the required market value of the collateral is less than the fair value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of the next business day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.


66  Pioneer Bond Fund | Annual Report | 6/30/10

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $1 billion; 0.45% of the next $1 billion; and 0.40% of the excess over $2 billion. For the year ended June 30, 2010, the effective management fee (excluding waivers and/or assumption of expenses) was equal to 0.49% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.85%, 1.90%, 1.90%, 1.25%, 0.76% and 0.65%
of the average daily net assets attributable to Class A, Class B, Class C, Class R, Class Y and Class Z shares, respectively. These expense limitations are in effect through November 1, 2013 for Class A and Class Z shares, through November 1, 2011 for Class B, Class C and Class R shares and through June 1, 2012 for Class Y shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to Affiliates" reflected on the Statement of Assets and Liabilities is $18,078 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2010.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended June 30, 2010, such out-of-pocket expenses by class of shares were as follows:



--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                $496,220
 Class B                                                                  25,974
 Class C                                                                  81,129
 Class R                                                                  29,441
 Class Y                                                                 120,010
 Class Z                                                                      96
--------------------------------------------------------------------------------
   Total:                                                               $752,870
================================================================================


                               Pioneer Bond Fund | Annual Report | 6/30/10
67

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $176,560 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at June 30, 2010.

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $6,137 in distribution fees payable to PFD at June 30, 2010.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R, Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R, Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the year ended June 30, 2010, CDSCs in the amount of $114,500 were paid to PFD.


68  Pioneer Bond Fund | Annual Report | 6/30/10

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended June 30, 2010, the Fund's expenses were not reduced under such arrangements.

6. Reorganization Information

On May 8, 2009, beneficial owners of Regions Morgan Keegan Select Fixed Income Fund approved a proposed Agreement and Plan of Reorganization that provided for the reorganization listed below. The purpose of this transaction was to combine two funds with similar investment objectives and strategies. This tax-free reorganization was accomplished on May 15, 2009 ("Closing Date"), by exchanging the assets and stated liabilities of Regions Morgan Keegan Select Fixed Income Fund for shares of Pioneer Bond Fund. Shareowners holding Class A, Class C and Class I shares of Regions Morgan Keegan Select Fixed Income Fund received Class A, Class C and Class Y shares, respectively, of Pioneer Bond Fund in the reorganization. The investment portfolio of Regions Morgan Keegan Select Fixed Income Fund, with a fair value of $103,155,802 and an identified cost of $104,563,375 at May 15, 2009, was the principal asset acquired by Pioneer Bond Fund. For financial reporting purposes, assets received and shares issued by Pioneer Bond Fund were recorded at fair value; however, the cost basis of the investments received from Regions Morgan Keegan Select Fixed Income Fund was carried forward to align ongoing reporting of Pioneer Bond Fund's realized and unrealized gains and losses with amounts distributable to shareowners for tax purposes. The following charts show the details of the reorganization as of that Closing Date:

---------------------------------------------------------------------------------------------
                                                 Regions Morgan
                          Pioneer                Keegan Select          Pioneer
                          Bond Fund              Fixed Income Fund      Bond Fund
                          (Pre-Reorganization)   (Pre-Reorganization)   (Post-Reorganization)
---------------------------------------------------------------------------------------------
 Net Assets
 Class A                   $276,477,901           $ 36,518,366           $313,960,037
 Class B                   $ 31,100,916           $         --           $ 31,100,916
 Class C                   $ 48,515,093           $    963,769           $ 48,515,093
 Class R                   $ 15,664,037           $         --           $ 15,664,037
 Class Y/I                 $518,695,851           $ 71,406,867           $590,102,718
 Class Z                   $    373,324           $         --           $    373,324
---------------------------------------------------------------------------------------------
 Total Net Assets          $890,827,123           $108,889,002           $999,716,125
---------------------------------------------------------------------------------------------
 Shares Outstanding
 Class A                     32,629,637              4,117,511             37,054,919
 Class B                      3,692,276                     --              3,692,276
 Class C                      5,783,455                108,700              5,783,455
 Class R                      1,830,795                     --              1,830,795
 Class Y/I                   61,769,449              8,054,285             70,270,266
 Class Z                         43,870                     --                 43,870


                               Pioneer Bond Fund | Annual Report | 6/30/10
69

--------------------------------------------------------------------------------------
                                          Regions Morgan
                   Pioneer                Keegan Select          Pioneer
                   Bond Fund              Fixed Income Fund      Bond Fund
                   (Pre-Reorganization)   (Pre-Reorganization)   (Post-Reorganization)
--------------------------------------------------------------------------------------
 Shares Issued in
  Reorganization
 Class A                                                         4,425,282
 Class Y                                                         8,500,817


---------------------------------------------------------------------------------------
                                          Unrealized             Accumulated
                                          Depreciation On        Loss On
                                          Closing Date           Closing Date
---------------------------------------------------------------------------------------
 Regions Morgan Keegan
 Select Fixed Income Fund                 $(1,407,573)           $(7,590,952)

Since the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of Regions Morgan Keegan Select Fixed Income Fund that have been included in Pioneer Bond Fund's statement of operations since May 15, 2009.


7. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


70  Pioneer Bond Fund | Annual Report | 6/30/10

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of Pioneer Bond Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Bond Fund (the "Fund"), including the schedule of investments, as of June 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian, brokers and agents or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Bond Fund as of June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                        /s/ Ernst & Young LLP

Boston, Massachusetts
August 24, 2010

                              Pioneer Bond Fund | Annual Report | 6/30/10     71

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short-term gains were 90.79% and 0%, respectively.


72  Pioneer Bond Fund | Annual Report | 6/30/10

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 58 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.


                               Pioneer Bond Fund | Annual Report | 6/30/10    73

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Other Directorships
                            Position Held            Length of Service and                                    Held by this Trustee
 Name and Age               With the Fund            Term of Office             Principal Occupation          During Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (84)*    Chairman of the Board,   Trustee since 1996.        Non-Executive Chairman        None
                            Trustee and President    Serves until a successor   and a director of
                                                     trustee is elected or      Pioneer Investment
                                                     earlier retirement or      Management USA Inc.
                                                     removal.                   ("PIM-USA"); Chairman
                                                                                and a director of
                                                                                Pioneer; Chairman and
                                                                                Director of Pioneer
                                                                                Institutional Asset
                                                                                Management, Inc. (since
                                                                                2006); Director of
                                                                                Pioneer Alternative
                                                                                Investment Management
                                                                                Limited (Dublin);
                                                                                President and a Director
                                                                                of Pioneer Alternative
                                                                                Investment Management
                                                                                (Bermuda) Limited and
                                                                                affiliated funds; Deputy
                                                                                Chairman and a Director
                                                                                of Pioneer Global Asset
                                                                                Management S.p.A.
                                                                                ("PGAM") (until April
                                                                                2010); Director of
                                                                                PIOGLOBAL Real Estate
                                                                                Investment Fund (Russia)
                                                                                (until June 2006);
                                                                                Director of Nano-C, Inc.
                                                                                (since 2003); Director
                                                                                of Cole Management Inc.
                                                                                (since 2004); Director
                                                                                of Fiduciary Counseling,
                                                                                Inc.; President and
                                                                                Director of Pioneer
                                                                                Funds Distributor, Inc.
                                                                                ("PFD") (until May
                                                                                2006); President of all
                                                                                of the Pioneer Funds;
                                                                                and Of Counsel, Wilmer
                                                                                Cutler Pickering Hale
                                                                                and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (51)*   Trustee and Executive    Trustee since 2008.        Director, CEO and             None
                            Vice President           Serves until a successor   President of PIM-USA
                                                     trustee is elected or      (since February 2007);
                                                     earlier retirement or      Director and President
                                                     removal.                   of Pioneer and Pioneer
                                                                                Institutional Asset
                                                                                Management, Inc. (since
                                                                                February 2007);
                                                                                Executive Vice President
                                                                                of all of the Pioneer
                                                                                Funds (since March
                                                                                2007); Director of PGAM
                                                                                (2007 - 2010); Head of
                                                                                New Europe Division,
                                                                                PGAM (2000 - 2005); and
                                                                                Head of New Markets
                                                                                Division, PGAM (2005 -
                                                                                2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.


74  Pioneer Bond Fund | Annual Report | 6/30/10

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Other Directorships
                            Position Held            Length of Service and                                    Held by this Trustee
 Name and Age               With the Fund            Term of Office             Principal Occupation          During Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (66)          Trustee                  Trustee since 2005.        Interim Chief Executive       Director of
                                                     Serves until a successor   Officer, Oxford               Enterprise Community
                                                     trustee is elected or      Analytica, Inc.               Investment, Inc.
                                                     earlier retirement or      (privately-held research      (privately-held
                                                     removal.                   and consulting company)       affordable housing
                                                                                (2010 - present);             finance com- pany)
                                                                                Managing Partner,             (1985 - present);
                                                                                Federal City Capital          Director of Oxford
                                                                                Advisors (corporate           Analytica, Inc. (2008
                                                                                advisory services             - present); and
                                                                                company) (1997 - 2004         Director of New York
                                                                                and 2008 - present);          Mortgage Trust
                                                                                Executive Vice President      (publicly-traded
                                                                                and Chief Financial           mortgage REIT) (2004
                                                                                Officer, I-trax, Inc.         - 2009)
                                                                                (publicly traded health
                                                                                care services company)
                                                                                (2004 - 2007); and
                                                                                Executive Vice President
                                                                                and Chief Financial
                                                                                Officer, Pedestal Inc.
                                                                                (internet-based mortgage
                                                                                trading company) (2000 -
                                                                                2002)
------------------------------------------------------------------------------------------------------------------------------------


                               Pioneer Bond Fund | Annual Report | 6/30/10    75

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Other Directorships
                            Position Held            Length of Service and                                    Held by this Trustee
 Name and Age               With the Fund            Term of Office             Principal Occupation          During Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (62)           Trustee                  Trustee since 1997.        President, Bush               Director of Marriott
                                                     Serves until a successor   International, LLC            International, Inc.
                                                     trustee is elected or      (international financial      (2008 - present);
                                                     earlier retirement or      advisory firm) (1991 -        Director of Discover
                                                     removal.                   present); Managing            Financial Services
                                                                                Director, Federal             (credit card issuer
                                                                                Housing Finance Board         and electronic
                                                                                (oversight of Federal         payment services)
                                                                                Home Loan Bank system)        (2007 - present);
                                                                                (1989 - 1991); Vice           Former Director of
                                                                                President and Head of         Briggs & Stratton Co.
                                                                                International Finance,        (engine manufacturer)
                                                                                Federal National              (2004 - 2009);
                                                                                Mortgage Association          Director of UAL
                                                                                (1988 - 1989); U.S.           Corporation (airline
                                                                                Alternate Executive           holding company)
                                                                                Director, International       (2006 - present);
                                                                                Monetary Fund (1984 -         Director of ManTech
                                                                                1988); Executive              International
                                                                                Assistant to Deputy           Corporation (national
                                                                                Secretary of the U.S.         security, defense,
                                                                                Treasury, U.S.                and intelligence
                                                                                Treasury Department           technology firm)
                                                                                (1982 - 1984); and Vice       (2006 - present);
                                                                                President and Team            Member, Board of
                                                                                Leader in Corporate           Governors, Investment
                                                                                Banking, Bankers Trust        Company Institute
                                                                                Co. (1976 - 1982)             (2007 - present);
                                                                                                              Former Director of
                                                                                                              Brady Corporation
                                                                                                              (2000 - 2007); Former
                                                                                                              Director of Mortgage
                                                                                                              Guaranty Insurance
                                                                                                              Corporation (1991 -
                                                                                                              2006); Former Director
                                                                                                              of Millennium
                                                                                                              Chemicals, Inc.
                                                                                                              (commodity chemicals)
                                                                                                              (2002 - 2005); Former
                                                                                                              Director, R.J.
                                                                                                              Reynolds Tobacco
                                                                                                              Holdings, Inc.
                                                                                                              (tobacco) (1999 -
                                                                                                              2005); and Former
                                                                                                              Director of Texaco,
                                                                                                              Inc. (1997 - 2001)
------------------------------------------------------------------------------------------------------------------------------------


76  Pioneer Bond Fund | Annual Report | 6/30/10

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Other Directorships
                            Position Held            Length of Service and                                    Held by this Trustee
 Name and Age               With the Fund            Term of Office             Principal Occupation          During Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (65)   Trustee                  Trustee since 2008.        William Joseph Maier          Trustee, Mellon
                                                     Serves until a successor   Professor of Political        Institutional Funds
                                                     trustee is elected or      Economy, Harvard              Investment Trust and
                                                     earlier retirement or      University (1972 -            Mellon Institutional
                                                     removal.                   present)                      Funds Master Portfolio
                                                                                                              (oversaw 17 portfolios
                                                                                                              in fund complex) (1989
                                                                                                              - 2008)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (63)   Trustee                  Trustee since 1996.        Founding Director,            None
                                                     Serves until a successor   Vice-President and
                                                     trustee is elected or      Corporate Secretary,
                                                     earlier retirement or      The Winthrop Group, Inc.
                                                     removal.                   (consulting firm) (1982
                                                                                - present); Desautels
                                                                                Faculty of Management,
                                                                                McGill University
                                                                                (1999 - present); and
                                                                                Manager of Research
                                                                                Operations and
                                                                                Organizational Learning,
                                                                                Xerox PARC, Xerox's
                                                                                Advance Research Center
                                                                                (1990 - 1994)
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (59)        Trustee                  Trustee since 2006.        Chief Executive Officer,      Director, Broadridge
                                                     Serves until a successor   Quadriserv, Inc.              Financial Solutions,
                                                     trustee is elected or      (technology products          Inc. (investor
                                                     earlier retirement or      for securities lending        communications and
                                                     removal.                   industry) (2008 -             securities processing
                                                                                present); Private             provider for
                                                                                investor (2004 - 2008);       financial services
                                                                                and Senior Executive          industry) (2009 -
                                                                                Vice President, The Bank      present); and
                                                                                of New York (financial        Director, Quadriserv,
                                                                                and securities services)      Inc. (2005 - present)
                                                                                (1986 - 2004)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (62)    Trustee                  Trustee since 1996.        President and Chief           Director of New
                                                     Serves until a successor   Executive Officer,            America High Income
                                                     trustee is elected or      Newbury, Piret &              Fund, Inc.
                                                     earlier retirement or      Company, Inc.                 (closed-end
                                                     removal.                   (investment banking           investment company)
                                                                                firm) (1981 - present)        (2004 - present); and
                                                                                                              Member, Board of
                                                                                                              Governors, Investment
                                                                                                              Company Institute
                                                                                                              (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------


                               Pioneer Bond Fund | Annual Report | 6/30/10    77

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Other Directorships
                            Position Held            Length of Service and                                    Held by this Officer
 Name and Age               With the Fund            Term of Office             Principal Occupation          During Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (45)   Secretary               Since 2010. Serves at      Vice President and            None
                                                     the discretion of the      Associate General
                                                     Board.                     Counsel of Pioneer since
                                                                                January 2008 and
                                                                                Secretary of all of the
                                                                                Pioneer Funds since June
                                                                                2010; Assistant
                                                                                Secretary of all of the
                                                                                Pioneer Funds from
                                                                                September 2003 to May
                                                                                2010; and Vice President
                                                                                and Senior Counsel of
                                                                                Pioneer from July 2002
                                                                                to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (49)       Assistant Secretary     Since 2010. Serves at      Fund Governance Director      None
                                                     the discretion of the      of Pioneer since
                                                     Board.                     December 2006 and
                                                                                Assistant Secretary of
                                                                                all the Pioneer Funds
                                                                                since June 2010; Manager
                                                                                -- Fund Governance of
                                                                                Pioneer from December
                                                                                2003 to November 2006;
                                                                                and Senior Paralegal of
                                                                                Pioneer from January
                                                                                2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (47)            Assistant Secretary     Since 2010. Serves at      Counsel of Pioneer since      None
                                                     the discretion of the      June 2007 and Assistant
                                                     Board.                     Secretary of all the
                                                                                Pioneer Funds since June
                                                                                2010; Vice President
                                                                                and Counsel at State
                                                                                Street Bank from October
                                                                                2004 to June 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (50)         Treasurer               Since 2008. Serves at      Vice President -- Fund        None
                                                     the discretion of the      Accounting,
                                                     Board.                     Administration and
                                                                                Controllership Services
                                                                                of Pioneer; and
                                                                                Treasurer of all of the
                                                                                Pioneer Funds since
                                                                                March 2008; Deputy
                                                                                Treasurer of Pioneer
                                                                                from March 2004 to
                                                                                February 2008; Assistant
                                                                                Treasurer of all of the
                                                                                Pioneer Funds from March
                                                                                2004 to February 2008;
                                                                                and Treasurer and Senior
                                                                                Vice President, CDC IXIS
\                                                                               Asset Management
                                                                                Services from 2002 to
                                                                                2003
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (45)        Assistant Treasurer     Since 2000. Serves at      Assistant Vice President      None
                                                     the discretion of the      -- Fund Accounting,
                                                     Board.                     Administration and
                                                                                Controllership Services
                                                                                of Pioneer; and
                                                                                Assistant Treasurer of
                                                                                all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

78  Pioneer Bond Fund | Annual Report | 6/30/10

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Other Directorships
                            Position Held            Length of Service and                                    Held by this Officer
 Name and Age               With the Fund            Term of Office             Principal Occupation          During Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (52)      Assistant Treasurer          Since 2002. Serves at      Fund Accounting Manager       None
                                                     the discretion of the      -- Fund Accounting,
                                                     Board.                     Administration and
                                                                                Controllership Services
                                                                                of Pioneer; and
                                                                                Assistant Treasurer of
                                                                                all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (30)   Assistant Treasurer          Since 2009. Serves at      Fund Administration           None
                                                     the discretion of the      Manager -- Fund
                                                     Board.                     Accounting, Administration
                                                                                and Controllership Services
                                                                                since November 2008 and
                                                                                Assistant Treasurer of
                                                                                all of the Pioneer Funds
                                                                                since January 2009; and
                                                                                Client Service Manager
                                                                                -- Institutional
                                                                                Investor Services at
                                                                                State Street Bank from
                                                                                March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (57)    Chief Compliance             Since 2010. Serves at      Chief Compliance Officer      None
                        Officer                      the discretion of the      of Pioneer and of all
                                                     Board.                     the Pioneer Funds since
                                                                                March 2010; Director of
                                                                                Adviser and Portfolio
                                                                                Compliance at Pioneer
                                                                                since October 2005; and
                                                                                Senior Compliance
                                                                                Officer for Columbia
                                                                                Management Advisers,
                                                                                Inc. from October 2003
                                                                                to October 2005
------------------------------------------------------------------------------------------------------------------------------------


                               Pioneer Bond Fund | Annual Report | 6/30/10    79

                           This page for your notes.


80  Pioneer Bond Fund | Annual Report | 6/30/10

                           This page for your notes.


                               Pioneer Bond Fund | Annual Report | 6/30/10    81

                           This page for your notes.


82  Pioneer Bond Fund | Annual Report | 6/30/10

                           This page for your notes.


                               Pioneer Bond Fund | Annual Report | 6/30/10    83

                           This page for your notes.


84  Pioneer Bond Fund | Annual Report | 6/30/10

How To Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site: pioneerinvestments.com



This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
pioneerinvestments.com



Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2010 Pioneer Investments 19398-04-0810



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the filings of its Form
N-1A, totaled approximately $44,286 in 2010 and approximately $44,286 in 2009.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related services in 2010 or 2009.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $8,290 in 2010 and $8,290 in 2009.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no other services provided to the Fund during the fiscal years ended June 30, 2010 and 2009.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund.
For the years ended June 30, 2010 and 2009, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $8,290 in 2010 and $8,290 in 2009.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Bond Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date August 27, 2010


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date August 27, 2010


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date August 27, 2010

* Print the name and title of each signing officer under his or her signature.